                                                                    Exhibit 10.8
                                  $35,000,000


                             AMENDED AND RESTATED

                               CREDIT AGREEMENT


                           dated as of May 20, 1997


                            as amended and restated

                              as of July 8, 1998

                 (As Amended and Restated as of May 21, 1999)

                                     among


                            NOVAMED HOLDINGS INC.,

                               as the Borrower,


                   CERTAIN COMMERCIAL LENDING INSTITUTIONS,

                                as the Lenders,

                                      and

                          THE NORTHERN TRUST COMPANY,

                         as the Agent for the Lenders.

                               TABLE OF CONTENTS

                                                                      Page

ARTICLE I

     DEFINITIONS AND ACCOUNTING TERMS................................    1
     1.1.  Defined Terms.............................................    1
     1.2.  Use of Defined Terms......................................   21
     1.3.  Cross-References..........................................   21
     1.4.  Accounting Principles ....................................   21

ARTICLE II

     REVOLVING COMMITMENTS, BORROWING PROCEDURES AND NOTES...........   21
     2.1.  Revolving Commitments.....................................   21
     2.1.1.Revolving Commitment of Each Lender.......................   21
     2.1.2.Lenders Not Permitted or Required To Make Loans...........   22
     2.2.  Reduction of Revolving Commitment Amount..................   22
     2.2.1.Optional..................................................   22
     2.2.2.Mandatory.................................................   22
     2.3.  Borrowing Procedure.......................................   22
     2.4.  Continuation and Conversion Elections.....................   22
     2.5.  Funding...................................................   23
     2.6.  Notes.....................................................   23

ARTICLE III

     REPAYMENTS, PREPAYMENTS, INTEREST AND FEES......................   25
     3.1.  Repayments and Prepayments................................   25
     3.1.1.Prior to the Revolving Commitment Termination Date .......   25
     3.1.2.On the Maturity  Date.....................................   26
     3.1.3 Extension of Maturity Date................................   26
     3.2.  Interest Provisions.......................................   27
     3.2.1.Rates ....................................................   27
     3.2.2.Post-Maturity Rates ......................................   29
     3.2.3.Payment Dates ............................................   29
     3.3.  Fees......................................................   30
     3.3.1.Revolving Commitment Fee..................................   30
     3.3.2.Letter of Credit Fees.....................................   30
     3.3.3.Agency Fees...............................................   30

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)
                                                                      Page
                                                                      ----
ARTICLE IV

     LIBO RATE AND OTHER PROVISIONS..................................   30
     4.1.  LIBO Rate Lending Unlawful................................   30
     4.2.  Deposits Unavailable......................................   31
     4.3.  Increased LIBO Rate Loan Costs, etc.......................   31
     4.4.  Funding Losses............................................   31
     4.5.  Increased Capital Costs...................................   32
     4.6.  Taxes.....................................................   32
     4.7.  Payments, Computations, etc...............................   33
     4.8.  Sharing of Payments.......................................   34
     4.9.  Setoff....................................................   34
     4.10. Use of Proceeds...........................................   35
     4.11. Changes to Other Branches; Equal Treatment of Borrower....   35

ARTICLE V

     CONDITIONS TO BORROWING.........................................   35
     5.1.  Initial Borrowing.........................................   35
     5.1.1.Resolutions, etc..........................................   35
     5.1.2.Delivery of Notes.........................................   36
     5.1.3.Applicable Margin.........................................   36
     5.1.4.Guaranty..................................................   36
     5.1.5.Pledge Agreements.........................................   36
     5.1.6.Security Agreement........................................   36
     5.1.7.Intellectual Property Assignment..........................   37
     5.1.8.Opinions of Counsel.......................................   37
     5.1.9.Agreements................................................   37
     5.1.10.Closing Fees, Expenses, etc..............................   37
     5.2.  All Borrowings and Letters of Credit......................   37
     5.2.1.Compliance with Warranties, No Default, etc...............   37
     5.2.2.Borrowing Request; LC Notice..............................   38
     5.2.3.Satisfactory Legal Form...................................   38

ARTICLE VI

     REPRESENTATIONS AND WARRANTIES..................................   38
     6.1.  Organization, etc.........................................   38
     6.2.  Due Authorization, Non-Contravention, etc.................   38
     6.3.  Government Approval, Regulation, etc......................   39

                               TABLE OF CONTENTS
                               -----------------
                                   (continued)
                                                                       Page
                                                                       ----
     6.4.  Validity, etc.............................................   39
     6.5.  Financial Information.....................................   39
     6.6.  No Material Adverse Change................................   39
     6.7.  Litigation, Labor Controversies, etc......................   39
     6.8.  Subsidiaries..............................................   40
     6.9.  Ownership of Properties...................................   40
     6.10. Taxes.....................................................   40
     6.11. Pension and Welfare Plans.................................   40
     6.12. Environmental Warranties..................................   40
     6.13. Regulations G, T, U and X.................................   42
     6.14. Accuracy of Information...................................   42
     6.15. Solvency..................................................   42
     6.16. Collateral Documents......................................   42
     6.17. Indebtedness..............................................   43
     6.18. Service Agreements; Employment Agreements.................   43
     6.19. Other Agreements/Program Eligibility......................   43
     6.20. Reimbursement from Third Party Payors.....................   43
     6.21. Legal Compliance..........................................   44
     6.22. Licensing and Accreditation...............................   44
     6.23. Subordination Provisions..................................   44
     6.24. RICO......................................................   44
     6.25. IPO.......................................................   45
     6.26. Reorganization............................................   45
     6.27. Year 2000 Problem.........................................   45

ARTICLE VII

     COVENANTS.......................................................   45
     7.1.  Affirmative Covenants.....................................   45
     7.1.1.Financial Information, Reports, Notices, etc..............   46
     7.1.2.Compliance with Laws, etc.................................   48
     7.1.3.Maintenance of Properties.................................   48
     7.1.4.Insurance.................................................   48
     7.1.5.Books and Records.........................................   49
     7.1.6.Environmental Covenant....................................   49
     7.1.7 Change to Certain Agreements..............................   50
     7.1.8 Governmental Licenses.....................................   50
     7.1.9 Covenants Extending to Other Persons......................   50
     7.1.10.Solvency.................................................   50
     7.1.11.Further Assurances.......................................   50

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)
                                                                          Page
                                                                          ----
       7.1.12 New Subsidiaries..........................................   51
       7.2.   Negative Covenants........................................   52
       7.2.1. Business Activities.......................................   52
       7.2.2. Indebtedness..............................................   52
       7.2.3. Liens.....................................................   54
       7.2.4. Financial Condition.......................................   55
       7.2.5. Investments...............................................   56
       7.2.6. Restricted Payments, etc..................................   57
       7.2.7. Capital Expenditures, etc.................................   59
       7.2.8. Consolidation, Merger, etc................................   59
       7.2.9. Asset and Capital Stock Dispositions, etc.................   60
       7.2.10.Modification of Certain Agreements........................   62
       7.2.11.Transactions with Affiliates..............................   62
       7.2.12.Negative Pledges, Restrictive Agreements, etc.............   62

7.2.13 Blue Ridge NovaMed, Inc..........................................   63

ARTICLE VIII

     EVENTS OF DEFAULT.................................................    63
     8.1.    Listing of Events of Default..............................    63
     8.1.1.  Non-Payment of Obligations................................    63
     8.1.2.  Breach of Warranty........................................    63
     8.1.3.  Non-Performance of Certain Covenants and Obligations......    63
     8.1.4.  Non-Performance of Other Covenants and Obligations........    63
     8.1.5.  Default on Other Indebtedness.............................    63
     8.1.6.  Judgments.................................................    64
     8.1.7.  Pension Plans.............................................    64
     8.1.8.  Change of Control.........................................    64
     8.1.9.  Bankruptcy, Insolvency, etc...............................    64
     8.1.10. Impairment of Security, etc...............................    65
     8.1.11. Fraud and Abuse Laws......................................    65
     8.1.12. Certifications............................................    65
     8.1.13. Service Agreements........................................    66
     8.2.    Action if Bankruptcy......................................    66
     8.3.    Action if Other Event of Default..........................    66
     8.4.    Letters of Credit.........................................    66

ARTICLE IX

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)
                                                                     Page
                                                                     ----

     THE AGENT
      ...............................................................   67
     9.1. Actions....................................................   67
     9.2. Funding Reliance, etc......................................   67
     9.3. Exculpation................................................   67
     9.4. Successor..................................................   68
     9.5. Loans by Northern..........................................   68
     9.6. Credit Decisions...........................................   68
     9.7. Copies, etc................................................   69

ARTICLE X

     MISCELLANEOUS PROVISIONS........................................   69
     10.1. Waivers, Amendments, etc..................................   69
     10.2. Notices...................................................   70
     10.3. Payment of Costs and Expenses.............................   70
     10.4. Indemnification...........................................   71
     10.5. Survival..................................................   72
     10.6. Severability..............................................   72
     10.7. Headings..................................................   72
     10.8. Execution in Counterparts, Effectiveness, etc.............   72
     10.9. Governing Law; Entire Agreement...........................   72
     10.10.Successors and Assigns....................................   72
     10.13.Other Transactions........................................   76
     10.14.Forum Selection and Consent to Jurisdiction ..............   76
     10.15.Waiver of Jury Trial .....................................   76
     10.16 Amendment and Restatement.................................   77




SCHEDULE 1        --       Closing Date Stockholders
SCHEDULE 2        --       Agreed EBITDA Formula
SCHEDULE 6.3      --       Approvals
SCHEDULE 6.8      --       Subsidiaries
SCHEDULE 6.10     --       Tax Matters
SCHEDULE 6.17     --       Existing Indebtedness
SCHEDULE 6.18     --       Service Agreements; Employment Agreements
SCHEDULE 6.22     --       Required Certificates
SCHEDULE 7.1.4    --       Insurance
SCHEDULE 7.2.3    --       Existing Liens

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)
                                                                            Page
                                                                            ----

SCHEDULE 7.2.5    --       Existing Investments
SCHEDULE 10.2     --       Notice Information


EXHIBIT A         Form of Note
EXHIBIT B         Form of Borrowing Request
EXHIBIT C         Form of Continuation/Conversion Notice
EXHIBIT D         Form of Lender Assignment Agreement
EXHIBIT E         Form of Guaranty
EXHIBIT F-1       Form of Borrower Pledge Agreement
EXHIBIT F-2       Form of Guarantor Pledge Agreement
EXHIBIT G-1       Form of Borrower Security Agreement
EXHIBIT G-2       Form of Guarantor Security Agreement
EXHIBIT H         Form of Opinion of Counsel to the Borrower

                     AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 20, 1997, as amended and restated as of July 8, 1998, among NOVAMED HOLDINGS INC., an Illinois corporation (the "Borrower"), the various financial institutions from
                           --------
time to time party hereto (collectively, the "Lenders"), and THE NORTHERN TRUST
                                              -------
COMPANY, as agent (the "Agent") for the Lenders,
                        -----

                             W I T N E S S E T H:

     WHEREAS, the Borrower desires to obtain Revolving Commitments from the Lenders pursuant to which Loans, in a maximum aggregate principal amount at any one time outstanding not to exceed $35,000,000, will be made to the Borrower from time to time prior to the Revolving Commitment Termination Date; and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to extend such Revolving
                                            ---------
Commitments and make such Loans to the Borrower; and

     WHEREAS, the proceeds of such Loans will be used for general corporate purposes and working capital purposes of the Borrower and its Subsidiaries and to finance Permitted Acquisitions by the Borrower;

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

     SECTION  1.1  Defined Terms. The following terms (whether or not
                   -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Adjusted Net Worth" means at any time the sum of (a) Net Worth as of the
      ------------------
date of determination, plus (b) consolidated Subordinated Debt as of the date of
                       ----
determination, plus (c) all amounts charged against Net Worth with respect to
               ----
the accretion of the Series C and Series D preferred stock of the Borrower, plus
                                                                            ----
(d) any non-cash, non-recurring loss or negative net income
referred to in the last sentence of the definition of Net Income, minus (e) an
                                                                  -----
amount equal to 25% of the book value of any equity securities issued by the Borrower in connection with a Permitted Acquisition after the Effective Date and prior to the date of determination.

     "Affiliate" of any Person means any other Person which, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

          (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" means (i)for funding purposes under the Loan Documents, PNC Bank,
      -----
National Association; and (ii) for all other purposes under the Loan Documents, The Northern Trust Company.

     "Agreed EBITDA FORM" is defined in Schedule 2.
      ------------------

     "Agreement" means, on any date, this Credit Agreement as originally in
      ---------
effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "ASC Subsidiary" means a Subsidiary of the Borrower (other than
      --------------
Intermediate Parent or NovaMed) primarily engaged in the business as an ambulatory surgery center.

     "Asset Disposition" means any sale, transfer or other disposition of any
      -----------------
property of the Borrower or any Subsidiary in a single transaction or in a series of related transactions (other than the sale of inventory and of equipment that is obsolete or no longer useable by the Borrower or any of its Subsidiaries, in each case in the ordinary course of business and Permitted Equity Ownership Sales).

     "Assignee Lender" is defined in Section 10.11.1.
      ---------------                ---------------

     "Authorized Officer" means, relative to any Credit Party, those of its
      ------------------
officers whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 5.1.1.
                            -------------

     "Base Rate" means, on any date and with respect to all Base Rate Loans, a
      ---------
fluctuating rate of interest per annum equal to the rate of interest most recently announced by the Agent as its prime rate of interest. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Base Rate. The Agent will give notice promptly to the Borrower and the Lenders of changes in the Base Rate.

     "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
      --------------
determined by reference to the Base Rate.

     "Blue Ridge" means Blue Ridge NovaMed, Inc., a Missouri corporation.
      ----------

     "Borrower" is defined in the preamble.
      --------                    --------

     "Borrower Pledge Agreement" means the Amended and Restated Pledge Agreement
      -------------------------
executed and delivered by the Borrower pursuant to Section 5.1.5, substantially
                                                   -------------
in the form of Exhibit F-1 hereto, as amended, supplemented, restated or
               -----------
otherwise modified from time to time.

     "Borrower Security Agreement" means the Amended and Restated Security
      ---------------------------
Agreement executed and delivered pursuant to Section 5.1.6, substantially in the
                                             -------------
form of Exhibit G-1 hereto, as amended, supplemented, restated or otherwise
        -----------
modified from time to time.

     "Borrowing" means the Loans of the same type and, in the case of LIBO Rate
      ---------
Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.
                                                                  -----------

     "Borrowing Request" means a loan request and certificate duly executed by
      -----------------
an Authorized Officer of the Borrower, substantially in the form of Exhibit B
                                                                    ---------
hereto.

     "Business Day" means
      ------------

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Chicago, Illinois; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

     "Capital Expenditures" means, for any period, the aggregate amount of all
      --------------------
expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures.

     "Capitalized Lease Liabilities" means all monetary obligations of any
      -----------------------------
Credit Party under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash Equivalent Investment" means, at any time:
      --------------------------

          (a) any evidence of Indebtedness, maturing not more than eighteen months after such time, issued or guaranteed by the United States Government;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by:

               (i) a corporation (other than an Affiliate of any Credit Party) organized under the laws of any state of the United States or of the District of Columbia and rated A-l by Standard & Poor's Corporation or P-l by Moody's Investors Service, Inc., or

               (ii) any Lender (or its holding company);

          (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either:

               (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

               (ii) any Lender; or

          (d) any repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in clause (c)(i))
                                                                  -------------
     which:

               (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c);
                                                     -----------         ---
          and

               (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and
      ------
Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation
      -------
Liability Information System List.

     "Change of Control" means (a) any Person or any two or more Persons acting
      -----------------
in concert (in any such case, excluding the Closing Date Stockholders and their Affiliates) acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of capital stock (or other securities convertible into such capital stock) of the Borrower representing 35% or more of the combined voting power of all capital stock of the Borrower entitled to vote in the election of directors, or (b) during any period of 12 consecutive calendar months, the ceasing of those individuals (the "Continuing Directors") who (i) were directors of the Borrower,
                  --------------------
on the first day of each such period or (ii) subsequently became directors of the Borrower, and whose initial election or initial nomination for election subsequent to that date was approved either by (A) a majority of the Continuing Directors then on the board of directors of the Borrower or (B) the shareholders who, in accordance with the provisions of the Articles of Incorporation of the Borrower, are entitled to elect such director, to constitute a majority of the board of directors of the Borrower.

     "Closing Date" means the date on which all conditions precedent set forth
      ------------
in Section 5.1 are satisfied or waived by all Lenders.
   -----------

     "Closing Date Stockholders" means, collectively, the stockholders of the
      -------------------------
Borrower as of the Effective Date listed on Schedule 1.
                                            ----------

     "Code" means the Internal Revenue Code of 1986, and regulations promulgated
      ----
thereunder.

     "Collateral" means all property and interests in property and proceeds
      ----------
thereof now owned or hereafter acquired by any Credit Party in or upon which a Lien now or hereafter exists in favor of the Agent on behalf of the Lenders, whether under this Agreement, Collateral Document or under any other documents executed by any such Credit Party and delivered to the Agent.

     "Collateral Documents" means, collectively, (a) the Borrower Security
      --------------------
Agreement, the Guarantor Security Agreement, the Guaranty, the Borrower Pledge Agreement, the Guarantor Pledge Agreement, the Intellectual Property Assignments and all other security agreements, pledge agreements, assignments, guarantees and other similar agreements between a Credit Party and the Agent for the benefit of the Lenders now or hereafter delivered to the Lenders or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against a Credit Party as debtor in favor of the Agent, for the benefit of the Lenders, as secured party and (b) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

     "Consideration" means with respect to any Permitted Acquisition, the
      -------------
aggregate of (i) the cash paid by the Borrower or any of its Wholly-Owned Subsidiaries, directly or indirectly, to the seller in connection therewith,
(ii) the Indebtedness incurred or assumed by the Borrower or any of its Wholly-Owned Subsidiaries (including, without limitation, Indebtedness of a person becoming a Credit Party in connection with a Permitted Acquisition, which Indebtedness continues to exist following the consummation of such Permitted Acquisition), whether in favor of the seller or otherwise and whether fixed or contingent, in connection therewith, (iii) any guaranty given or incurred by the Borrower or any of its Wholly-Owned Subsidiaries in connection therewith, (iv) the fair market value of any equity issued by the Borrower, in connection therewith, and (v) any other consideration given or obligation incurred by the Borrower or any of its Wholly-Owned Subsidiaries in connection therewith; provided, however, that the amount of any deferred earn-out payments to any
--------  -------
seller not required by GAAP to be disclosed as a liability on the consolidated balance sheet of the Borrower as of the date of consummation of such Permitted Acquisition shall be excluded from the determination under clauses (i) through
(v) of this definition.

     "Contingent Liability" means any agreement, undertaking or arrangement
      --------------------
which would be reflected in a footnote to a balance sheet as a contingent liability in accordance with GAAP.

     "Continuation/Conversion Notice" means a notice of continuation or
      ------------------------------
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.
                                       ---------

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "Credit Party" means the Borrower and any Subsidiary of the Borrower party
      ------------
to a  Loan Document.

     "Default" means any condition, occurrence or event which, after notice or
      -------
lapse of time or both, would constitute an Event of Default.

     "Dollar" and the sign "$" mean lawful money of the United States.
      ------                -

     "Domestic Office" means, relative to any Lender, the office of such Lender
      ---------------
designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto. A Lender may have separate Domestic Offices for purposes of making, maintaining or continuing, as the case may be, Base Rate Loans.

     "EBITDA" means, for any applicable computation period, the Borrower's
      ------
consolidated Net Income on a consolidated basis from continuing operations, plus
(a) income and franchise taxes paid or accrued during such period, (b) interest expenses paid or accrued during such period, and (c) amortization and depreciation deducted in determining Net Income for such period. For the purpose of determining compliance with Section 7.2.4(b) and (c) and Section 7.2.7,
                               ------------------------     -------------
"EBITDA" shall be as adjusted pursuant to the formula described in Schedule 2.
                                                                   ----------

     "Effective Date" means the date this Agreement becomes effective pursuant
      --------------
to Section 10.8.
   ------------

     "Effective Maturity Date" is defined in Section 3.1.3(a).
      -----------------------

     "Employment Agreement" means any employment agreement entered into by any
      --------------------
Provider, who is a shareholder of a Practice, with such Practice.

     "Environmental Laws" means all applicable federal, state or local statutes,
      ------------------
laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "Equity Provider" means any individual or group of individuals who had an
      ---------------
equity interest in (i) a Practice acquired in a Permitted Acquisition, on the date of such Permitted Acquisition, or (ii) any other Practice with which the Borrower has a Service Agreement, on the date of the execution of any such Service Agreement."

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "Event of Default" is defined in Section 8.1.
      ----------------                -----------

     "Existing Letter of Credit" means Letter of Credit No.:  S267137 issued for
      -------------------------
the account of the Borrower, with a face amount of $90,000 and expiring March 30, 1999.

     "Extension Effective Date" is defined in Section 3.1.3(a).
      ------------------------

     "Extension Response Date" is defined in Section 3.1.3(a).
      -----------------------

     "Extension  Request" is defined in Section 3.1.3(a).
      ------------------

     "Federal Funds Effective Rate" means, for any day, an interest rate per
      ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

     "Fiscal Quarter" means any quarter of a Fiscal Year.
      --------------

     "Fiscal Year" means any period of twelve consecutive calendar months ending
      -----------
on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g. the "1997 Fiscal Year") refer to the Fiscal Year ending on
               ----
the December 31 occurring during such calendar year.

     "Founding Affiliated Practice" means any of the following Practices:
      ----------------------------

     Walter I. Fried, Ph.D., M.D., S.C.
     -- Gurnee, Illinois

     Northshore Eye Associates Ltd.
     -- Chicago, Illinois

     Kirk Eye Center, S.C.
     -- River Forest, Illinois

     Northwest Ophthalmology Associates, S.C.
     -- Arlington Heights, Illinois

     Brodersen-Williams Eye Institute, P.C.
     -- Hammond, Indiana

     Deschamps Eye Care, P.C.
     -- Merrillville, Indiana

     "Fraud and Abuse Laws" means Section 1128B(b) of the Social Security Act,
      --------------------
42 U.S.C. Section 1320a-7b(b) and Section 1877 of the Social Security Act, 42 U.S.C. Section 1395nn, each as from time to time amended; any successor statute(s) thereto; all rules and regulations promulgated thereunder; any other federal or state law concerning the referral of patients by physicians; and any law, rule, regulation or successor thereto concerning or related to false or fraudulent billing for medical goods or services.

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System
      ------------
or any successor thereto.

     "GAAP"  means generally accepted accounting principles set forth from time
      ----
to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination; provided, however, that for purposes of all computations required
               --------  -------
to be made with respect to compliance by the Borrower with Sections 7.2.4,
                                                           --------------
8.1.11 and 8.1.12 such term shall mean generally accepted accounting principles
------     ------
as in effect on the date of this Agreement, applied in a manner consistent with those used in preparing the financial statements referred to in Section 6.5.
                                                                -----------

     "Guarantor" means each Person party to a Guaranty.
      ---------

     "Guarantor Pledge Agreement" means the Amended and Restated Pledge
      --------------------------
Agreement executed and delivered by each Credit Party to the Guaranty pursuant to Section 5.1.5, substantially in the form of Exhibit F-2 hereto, as amended,
   -------------                               -----------
supplemented, restated or otherwise modified from time to time.

     "Guarantor Security Agreement" means the Amended and Restated Security
      ----------------------------
Agreement executed and delivered by each Credit Party to the Guaranty pursuant to Section 5.1.6, substantially in the form of Exhibit G-2 hereto, as amended,
   -------------                               -----------
supplemented, restated or otherwise modified from time to time.

     "Guaranty" means, collectively, the Amended and Restated Guaranty executed
      --------
and delivered by each Subsidiary of the Borrower pursuant to Section 5.1.4,
                                                             -------------
substantially in the form of Exhibit E hereto, as amended, supplemented,
                             ---------
restated or otherwise modified from time to time.

     "Hazardous Material" means
      ------------------

          (a)  any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

          (c)  any petroleum product; or

          (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any medical, hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "HCFA" shall mean the United States Health Care Financing Administration
      ----
and any successor thereto.

     "Hedging Obligations" means, with respect to any Person, all liabilities of
      -------------------
such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in
      ------    ------    ------    ---------
this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Impermissible Qualification" means, relative to the opinion or
      ---------------------------
certification of any independent public accountant as to any financial statement of any Credit Party, any qualification or exception to such opinion or certification:

          (a)  which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Credit Party to be in default of any of its obligations under Section
                                                                        -------
     7.2.4.
     -----

     "including" means including without limiting the generality of any
      ---------
description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis
                                                               ------- -------
shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "Indebtedness" of any Person means, without duplication:
      ------------

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (including Letters of Credit), whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (d) all other liabilities for borrowed money in accordance with GAAP included on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

          (e) net liabilities of such Person under all Hedging Obligations;

          (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

          (g) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent payments have been made or are required to be made with respect to such Indebtedness solely by a general partner or a joint venture partner other than a Credit Party.

     "Indemnified Liabilities" is defined in Section 10.4.
      -----------------------                ------------

     "Indemnified Parties" is defined in Section 10.4.
      -------------------                ------------

     "Intercompany Loans" is defined in Section 7.2.2.
      ------------------                -------------

     "Intercompany Notes" is defined in Section 7.2.2.
      ------------------                -------------

     "Intellectual Property Assignment" means that certain Amended and Restated
      --------------------------------
Intellectual Property Assignment in form and substance satisfactory to the Agent, duly executed and delivered by a Credit Party in favor of the Agent, for the benefit of itself and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

     "Interest Period" means, relative to any LIBO Rate Loans, the period
      ---------------
beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4
                                                              -----------    ---
and shall end on (but exclude) either (i) the day one week subsequent to such day, or (ii) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that
                            -----------    ---  --------  -------

          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

          (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of the immediately succeeding calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day);

          (d) no Interest Period with respect to Loans made prior to the Revolving Commitment Termination Date may end later than the date set forth in clause (a) of the definition of "Revolving Commitment Termination Date";
        ----------

          (e) no Interest Period for any Loan outstanding on and after the Revolving Commitment Termination Date shall extend beyond the Maturity Date; and

          (f) no Interest Period applicable to a Loan outstanding on and after the Revolving Commitment Termination Date, or portion thereof, shall extend beyond any date upon which is due any scheduled principal payment in respect of the Loans unless the aggregate principal amount of Loans represented by LIBO Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment.

     "Intermediate Parent" means NovaMed II Inc., an Illinois corporation.
      -------------------

     "Investment" means, relative to any Person,
      ----------

          (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

          (b) any Contingent Liability of such Person; and

          (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     "IPO" means a registered initial public offering by the Borrower on Form S-
      ---
1 filed with the Securities and Exchange Commission pursuant to a firm commitment underwriting agreement.

     "LC Notice" has the meaning specified in Section 2.7.
      ---------                               -----------

     "Lender Assignment Agreement" means a Lender Assignment Agreement
      ---------------------------
substantially in the form of Exhibit D hereto.
                             ---------

     "Lenders" is defined in the preamble.
      -------                    --------

     "Letter of Credit" shall mean a Letter of Credit that is either (x) issued
      ----------------
pursuant to Section 2.7 or (y) an Existing Letter of Credit.
            -----------

     "Letter of Credit Cash Collateral Account" has the meaning specified in
      ----------------------------------------
Section 8.4.
-----------

     "Letter of Credit Expiry Date" shall mean the date which is five Business
      ----------------------------
Days prior to the Revolving Commitment Termination Date.

     "Letter of Credit Issuer" shall mean Northern.
      -----------------------

     "Letter of Credit Obligations" shall mean, as at the time of determination
      ----------------------------
thereof, the sum of (a) the aggregate amount of all unpaid and outstanding reimbursement obligations and (b) without duplication, the aggregate stated amount at such time of Letters of Credit then outstanding and undrawn (as such aggregate stated amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise).

     "Letter of Credit Sublimit" shall mean an aggregate amount of $2,000,000.
      -------------------------

     "LIBO Rate" is defined in Section 3.2.1.
      ---------                -------------

     "LIBO Rate Loan" means a Loan bearing interest, at all times during an
      --------------
Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO Rate (Reserve Adjusted)" is defined in Section 3.2.1.
      ----------------------------                -------------

     "LIBOR Office" means, relative to any Lender, the office of such Lender
      ------------
designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR Reserve Percentage" is defined in Section 3.2.1.
      ------------------------                -------------

     "Lien" means any security interest, mortgage, pledge, hypothecation,
      ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

     "Loan" is defined in Section 2.1.1.
      ----                -------------

     "Loan Document" means this Agreement, the Notes, each Collateral Document
      -------------
and each other document delivered pursuant to Section 7.1.12.
                                              --------------

     "Material Adverse Effect" means a material adverse effect on the financial
      -----------------------
condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries, taken as a whole.

     "Maturity Date" means the earliest of:
      -------------

          (a) July 8, 2000 (subject to extension as provided in Section 3.1.3);
                                                                --------------
     or

          (b) the date on which any Termination Event occurs.

     "Medicaid Certification" means a certification by a state agency or other
      ----------------------
entity responsible for certifying Medicaid providers and suppliers that a health care provider or supplier is in compliance with all the conditions of participation set forth in the Medicaid Regulations.

     "Medicaid Provider Agreement" means an agreement entered into between HCFA
      ---------------------------
or a state agency or other such entity administering the Medicaid program and a health care provider or supplier under which the health care provider or supplier agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

     "Medicaid Regulations" means, collectively, (i) all federal statutes
      --------------------
(whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any successor statute(s); (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all governmental authorities promulgated pursuant to or in connection with the statutes described in clause
(i) above and all federal administrative, reimbursement and other guidelines of all governmental authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and orders of all governmental authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all governmental authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (iii) above, in each case as may be amended, supplemented or other wise modified from time to time.

     "Medicare Certification" means certification by HCFA or a state agency or
      ----------------------
entity under contract with HCFA that the health care operation is in compliance with all the conditions of participation set forth in the Medicare Regulation.

     "Medicare Provider Agreement" means an agreement entered into between HCFA
      ---------------------------
or a state agency or other such entity administering the Medicare program and a health care provider or supplier under which the health care provider or supplier agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

     "Medicare Regulations" means, collectively, all federal statues (whether
      --------------------
set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any successor statute(s); together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines of all governmental authorities (including without limitation, the United States Department of Health and Human Services ("HHS"), HCFA, the Office of the Inspector General for HHS, or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

     "Net Available Proceeds" means (a) with respect to any Asset Disposition,
      ----------------------
the sum of cash or readily marketable cash equivalents received (including by way of a cash generating sale or discounting of a note or account receivable) therefrom, whether at the time of such disposition or subsequent thereto, or (b) with respect to any sale or issuance of any debt or equity securities of the Borrower or any Subsidiary, cash or readily marketable cash equivalents received therefrom, whether at the time of such disposition or subsequent thereto, net, in either case, of all legal, title and recording tax expenses, commissions and other fees and all costs and expenses incurred and all federal, state, local and other taxes required to be accrued as a liability as a consequence of such transactions and, in the case of an Asset Disposition, net of all payments made by the Borrower or any of its Subsidiaries, including any prepayment premiums, on any Indebtedness which is secured by such assets pursuant to a permitted Lien upon or with respect to such assets or which must, by the terms of such Lien, in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition.

     "Net Income" means, for any computation period, with respect to the
      ----------
Borrower, on a consolidated basis, cumulative net income earned during such period as determined in accordance with GAAP (other than net income from any Subsidiary which is restricted from declaring or paying dividends, distributions or otherwise advancing funds to its borrower whether by contract or otherwise, except to the extent of any such net income actually received which is not in
violation of the applicable restriction).   Net Income shall be determined
without giving effect to (x) any non-cash, non-recurring loss, including, without limitation, the one-time non-cash charge of $565,000 which was taken by the Borrower for the period ended December 31, 1997 and (y) any negative net income attributable to the Fiscal Quarter ending March 31, 1998 not in excess of $300,000.

     "Net Worth" means, for any computation period, the consolidated
      ---------
shareholders' equity of the Borrower determined in accordance with GAAP, which consolidated shareholders' equity shall be deemed to include the preferred stock of the Borrower.

     "Non Consenting Lender" means any Lender which has denied, or is deemed to
      ---------------------
have denied, an Extension Request pursuant to Section 3.1.3(a).
                                              ----------------

     "Northern" means The Northern Trust Company, acting in its individual
      --------
capacity.

     "Note" means a promissory note of the Borrower payable to any Lender, in
      ----
the form of Exhibit A hereto (as such promissory note may be amended, endorsed
            ---------
or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "NovaMed" means NovaMed Eyecare Management, LLC, a Delaware limited
      -------
liability company.

     "Obligations" means all obligations (monetary or otherwise) of each Credit
      -----------
Party arising under or in connection with this Agreement, the Notes, the Letters of Credit and each other Loan Document.

     "Organizational Document" means, relative to any Credit Party, its
      -----------------------
certificate of incorporation, its by-laws, its limited liability company agreement, partnership agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock, partnership interests, or membership interests, as the case may be.

     "Participant" is defined in Section 10.11.
      -----------                -------------

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined in section
      ------------
3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Percentage" means, relative to any Lender, the percentage set forth
      ----------
opposite its name on Schedule 10.1 hereto or set forth in the Lender Assignment
                     -------------
Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.
                                    -------------

     "Permitted Acquisition" means the purchase (by asset purchase, stock
      ---------------------
purchase, merger or otherwise, subject to the other requirements of this definition set forth below) by the Borrower or a Wholly-Owned Subsidiary of the Borrower of the assets of a Practice (it being acknowledged that medical records and certain other professional assets that are required by law to be owned by a Provider are not acquired in these transactions), which purchase meets the following criteria:

          (a) no Default or Event of Default shall have occurred or be continuing both before and after giving effect to such acquisition;

          (b) the aggregate consideration (including any Indebtedness pursuant to Section 7.2.2(h), (i), (j) and (k) relating to such Permitted
        ----------------------------------
     Acquisitions) in connection with all Permitted Acquisitions made during (i) the 1998 Fiscal Year of the Borrower shall not exceed $25,000,000 and (ii) each Fiscal Year of the Borrower thereafter shall not exceed $35,000,000; provided, however that in the event that EBITDA for the immediately
     --------  -------
     preceding Fiscal Year is less than $6,200,000, the aggregate consideration permitted pursuant to this clause (ii) shall not exceed $25,000,000;

          (c) the acquisition shall have been of the assets and/or working capital of a Practice or, if for stock or other equity interest in a Practice, shall be for not less than 75% of the equity interest therein, shall either, to the extent permitted by applicable law, be merged with and into the Borrower or a Wholly-Owned Subsidiary of the Borrower, or be a Wholly-Owned Subsidiary of the Borrower; and

          (d) the Borrower shall have delivered to the Agent, not later than 30 days after the closing of the acquisition (i) pro forma financial statements or certificates demonstrating continued compliance with all covenants in this Agreement following the inclusion of the target in the Borrower's consolidated enterprise, (ii) a copy of the related acquisition agreement and Service Agreement and each Employment Agreement (all to the extent applicable) and (iii) a fully executed Agreed EBITDA Form in form and substance approved by the Agent.

     "Permitted Equity Ownership Sale" means the sale of the outstanding capital
      -------------------------------
stock or other equity interests in an ASC Subsidiary, so long as:

          (i) after giving effect to such sale, a Credit Party shall own not less than 65% of the equity interests (including securities convertible into equity interests) of such ASC Subsidiary;

          (ii) such ASC Subsidiary shall remain a party to the Guaranty, Guarantor Pledge Agreement and Guarantor Security Agreement as such agreements were in effect immediately prior to such sale; and

          (iii) the chief financial officer of the Borrower shall have delivered a certificate, dated the date of such sale, to the Agent certifying (a) that no Default or Event of Default exists or would result from such sale and (b) pro forma financial statements demonstrating compliance with Section 7.2.4 for the twelve-month period following such
                     -------------
     sale.

     "Permitted Liens" means those liens listed in Section 7.2.3.
      ---------------                              -------------

     "Person" means any natural person, corporation, partnership, limited
      ------
liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.
      ----

     "Pledged Collateral" has the meaning specified in the Borrower Pledge
      ------------------
Agreement and the Guarantor Pledge Agreement.

     "Practice" means a medical or ophthalmology practice, ambulatory surgery
      --------
center or management service center, optometry practice, optical dispensory or optical laboratory, vision correction centers (including, without limitation, laser vision correction centers), companies that own, operate and/or manage vision correction centers (including, without limitation, laser vision correction centers), clinical research organizations or entities engaged in the provision of clinical research and/or sight management services to ophthalmic device and/or pharmaceutical companies, or reasonable extensions thereof (including any company which leases or sells equipment or provides services to any of the foregoing), at a single location or various locations. Whenever in this Agreement "Practice" is used in describing an acquisition by the Borrower or a Wholly-Owned Subsidiary of the Borrower of equity interests, such reference is to the acquisition of the assets used in the operation of the Practice that can lawfully be acquired by the Borrower or a Wholly-Owned Subsidiary of the Borrower or to the acquisition of the equity interests of a Person that owns, as of the time of purchase, only those assets that can be lawfully acquired by the Borrower or a Wholly-Owned Subsidiary of the Borrower.

     "Provider" means any Person who performs professional medical services for
      --------
a Practice that is either managed by a Credit Party or the assets of which are owned by a Credit Party.

     "Quarterly EBITDA Certificate" is defined in Schedule 2.
      ----------------------------                ----------

     "Quarterly Payment Date" means the last day of each March, June, September,
      ----------------------
and December or, if any such day is not a Business Day, the next succeeding Business Day.

     "Release" means a "release", as such term is defined in CERCLA.
      -------

     "Reorganization" is defined in Section 7.2.8(d).
      --------------                ----------------

     "Reorganization Date" is defined in Section 7.2.8(d).
      -------------------                ----------------

     "Replacement Lender" is defined in Section 3.1.3(b).
      ------------------

     "Reporting Person" shall mean, the Founding Affiliated Practices, as a
      ----------------
single entity, The Eye Center, Inc., NovaMed Eye Surgery Center of North County, LLC, Illinois Eye Specialist, LTD, NovaMed Eye Surgery Center of Maryville, L.L.C., Dominion Eye Associates, P.C., NovaMed of Richmond, Inc., NovaMed Management of Kansas City, Inc., NovaMed Eye Surgery Center (Plaza) L.L.C., NovaMed Surgery Center of Overland Park, L.L.C., NovaMed Management of Hinsdale, Inc. and each Practice acquired by the Borrower pursuant to a Permitted Acquisition.

     "Required Lenders" means, (i) at any time less than three Lenders are a
      ----------------
party to this Agreement, all Lenders and (ii) at any other time, Lenders holding at least 66-2/3% of the then aggregate outstanding principal amount of all of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, Lenders having at least 66-2/3% of the Revolving Commitments.

     "Resource Conservation and Recovery Act" means the Resource Conservation
      --------------------------------------
and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to
                                          -- ---
time.

     "Revolving Commitment" means, relative to any Lender, such Lender's
      --------------------
obligation to make Loans pursuant to Section 2.1.1.
                                     -------------

     "Revolving Commitment Amount" means, on any date, $35,000,000.  The
      ---------------------------
Revolving Commitment Amount then in effect may be reduced from time to time pursuant to Section 2.2.
            -----------

     "Revolving Commitment Termination Date" means the earliest of
      -------------------------------------

          (a)  July 8, 2000;

          (b) the date on which the Revolving Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and
                                            -----------

          (c)  the date on which any Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Revolving
                                              ----------    ---
Commitments shall terminate automatically and without further action.

     "Senior Leverage Ratio" is defined in Section 3.2.1
      ---------------------                -------------

     "Service Agreement" means any of (i) the Service Agreements listed on
      -----------------
Schedule 6.18 and (ii) any similar agreement entered into by any Credit Party on
-------------
and after the Effective Date in each case as any of such agreements may from time to time be amended, restated, supplemented or otherwise modified.

     "Senior Debt" shall mean Indebtedness of the type described in clauses (a),
      -----------                                                   -----------
(c) and (d) of the definition "Indebtedness" (other than Subordinated Debt) of
---     ---
the Borrower on a consolidated basis.

     "Solvent" means, when used with respect to a Person, that (a) the fair
      -------
saleable value of the assets of such Person is in excess of the total amount of the present value of its liabilities (including for purposes of this definition all liabilities whether or not reflected on a balance sheet prepared in accordance with GAAP and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), (b) such Person is able to pay its debts or obligations in the ordinary course as they mature and (c) such Person does not have unreasonably small capital to carry out its business as conducted and as proposed to be conducted. "Solvency" shall have a correlative meaning.

     "Subordinated Debt" means all Indebtedness the repayment of which is
      -----------------
subordinated, upon terms satisfactory to the Agent, in right of payment to the payment in full in cash of all Obligations.

     "Subsidiary" of a Person means any corporation, association, partnership,
      ----------
limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

     "Taxes" is defined in Section 4.6.
      -----                -----------

     "Termination Event" means
      -----------------

          (a) the occurrence of any Default described in clauses (a) through (e)
                                                         -----------         ---
     of Section 8.1.9; or
        -------------

          (b) the occurrence and continuance of any other Event of Default and either

              (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or
             -----------

              (ii) in the absence of such declaration, the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Revolving Commitments have been terminated.

     "Type" means, relative to any Loan, the portion thereof, if any, being
      ----
maintained as a Base Rate Loan or a LIBO Rate Loan.

     "United States" or "U.S." means the United States of America, its fifty
      -------------      ----
States and the District of Columbia.

     "Welfare Plan" means a "welfare plan", as such term is defined in Section
      ------------
3(1) of ERISA.

     "Wholly-Owned Subsidiary" means any Person in which (other than directors'
      -----------------------
qualifying shares required by law) 100% of the equity interests of each class having ordinary voting power, and 100% of the equity interests of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Borrower or by one or more of the other Wholly-Owned Subsidiaries, or both.

     SECTION  1.2  Use of Defined Terms.  Unless otherwise defined or the
                   --------------------
context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Schedules and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION  1.3  Cross-References.  Unless otherwise specified, references in
                   ----------------
this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION  1.4.  Accounting Principles.  Unless the context otherwise clearly
                    ---------------------
requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

                                  ARTICLE II

             REVOLVING COMMITMENTS, BORROWING PROCEDURES AND NOTES

     SECTION  2.1.  Revolving Commitments.  On the terms and subject to the
                    ---------------------
conditions of this Agreement (including Article V), each Lender severally agrees
                                        ---------
to make Loans pursuant to the Revolving Commitments described in this Section
                                                                      -------
2.1.
---

     SECTION  2.1.1.  Revolving Commitment of Each Lender.  From time to time on
                      -----------------------------------
any Business Day occurring prior to the Revolving Commitment Termination Date, each Lender will make loans (relative to such Lender, and of any type, its

"Loans") to the Borrower, which, when added to the Letter of Credit Obligations
------
at such time, equal to such Lender's Percentage of the aggregate amount of the Borrowing requested by the Borrower to be made on such day. The commitment of each Lender described in this Section 2.1.1 is herein referred to as its
                              -------------
"Revolving Commitment".  On the terms and subject to the conditions hereof, the
---------------------
Borrower may from time to time borrow, prepay and reborrow Loans.

     SECTION  2.1.2. Lenders Not Permitted or Required To Make Loans.  No Lender
                     -----------------------------------------------
shall be permitted or required to make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Loans

          (a) of all Lenders would exceed the Revolving Commitment Amount, or

          (b) of such Lender would exceed such Lender's Percentage of the Revolving Commitment Amount.

     SECTION  2.2. Reduction of Revolving Commitment Amount.  The Revolving
                   ----------------------------------------
Commitment Amount is subject to reduction from time to time pursuant to this

Section 2.2.
-----------

     SECTION  2.2.1  Optional.  The Borrower may, from time to time on any
                     --------
Business Day occurring after the time of the initial Borrowing hereunder, voluntarily reduce the Revolving Commitment Amount; provided, however, that all
                                                    --------  -------
such reductions shall require at least three Business Days' prior notice to the Agent and be permanent, and any partial reduction of the Revolving Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000.

     SECTION  2.2.2  Mandatory.  The Revolving Commitment Amount shall, without
                     ---------
any further action, automatically and permanently be reduced to zero on the Revolving Commitment Termination Date.

     SECTION  2.3.  Borrowing Procedure.  By delivering a Borrowing Request to
                    -------------------
the Agent on or before 10:00 a.m., Chicago time, on a Business Day, the Borrower may from time to time irrevocably request, on notice on the date of the requested Borrowing in the case of Base Rate Loans and on not less than three nor more than five Business Days' notice in the case of LIBO Rate Loans, that a Borrowing be made in a minimum amount of (i) $500,000 if such Loan is a LIBO Rate Loan or (ii) the lesser of the unused amount of the Revolving Commitments or $100,000, if such Loan is a Base Rate Loan and an integral multiple of $50,000, to the extent such additional amount is permitted to be borrowed hereunder. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m. (Chicago time) on such Business Day, each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION  2.4. Continuation and Conversion Elections.  By delivering a
                   -------------------------------------
Continuation/Conversion Notice to the Agent on or before 10:00 a.m., Chicago time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice that all, or any portion in an aggregate minimum amount of $500,000 and an integral multiple of $50,000, of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/ Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (i) each such conversion
                              --------  -------
or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Event of Default has occurred and is continuing.

     SECTION  2.5. Funding.  Each Lender may, if it so elects, fulfill its
                   -------
obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided,
                                                                 --------
however, that such LIBO  Rate Loan shall nonetheless be deemed to have been made
-------
and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3
                                                         -------- ---  ---  ---
or 4.4, it shall be conclusively assumed that each Lender elected to fund all
   ---
LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION 2.6. Notes.  Each Lender's Loans under its Revolving Commitment
                    -----
shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Revolving Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the
                ----- ----
interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such
       --------  -------
notations shall not limit or otherwise affect any Obligations of the Borrower or any other Credit Party.

     SECTION 2.7. Letters of Credit.
                  -----------------

          2.7.1  Issuance of Letters of Credit.  From and after the date hereof,
                 -----------------------------
     the Letter of Credit Issuer agrees, upon the terms and conditions set forth in this Agreement, and subject to the satisfaction of such policy standards and conditions relating to the issuance of standby letters of credit generally as may be established by the Letter of Credit Issuer from time to time, to issue standby letters of credit, for the account of the Borrower, from time to time from the Effective Date to the Letter of Credit Expiry Date; provided that the Borrower shall not request and the Letter of Credit
           --------
     Issuer shall not issue, any Letter of Credit which would cause the aggregate Letter of Credit Obligations (after giving effect to the issuance of such Letter of Credit) to exceed the amount of the lesser of (i) the Letter of Credit Sublimit and (ii) the unused aggregate Revolving Commitment.

          2.7.2  Participating Interests.  Immediately upon the issuance by the
                  -----------------------
     Letter of Credit Issuer of a Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Letter of Credit Issuer, without recourse, representation or warranty, an undivided participation interest equal to its Percentage of the face amount of such Letter of Credit and each draw paid by the Letter of Credit Issuer thereunder. Each Lender's obligation to pay its proportionate share of all draws under the Letters of Credit, absent gross negligence or willful misconduct by the Letter of Credit Issuer in honoring any such draw, shall be absolute, unconditional and irrevocable and in each case shall be made without counterclaim or set-off by such Lender.

          2.7.3  Reimbursement Upon Drawing.  (a) The Borrower agrees to
                 --------------------------
     reimburse the Letter of Credit Issuer for the amount of each draft drawn on a Letter of Credit on the date such draft is so drawn. The Borrower agrees to reimburse the Letter of Credit Issuer immediately when due, under all circumstances, including, without limitation, any of the following circumstances: (w) any lack of validity or enforceability of this Agreement or any instrument executed pursuant hereto; (x) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any Letter of Credit); (y) the validity, sufficiency or genuineness of any document which the Letter of Credit Issuer reasonably has determined in good faith complies on its face with the terms of the applicable Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein shall have been untrue or inaccurate in any respect; or (z) the surrender or material impairment of any security for the performance or observance of any of the terms hereof.

          (b) If the Borrower does not pay any such reimbursement obligations when due, the Borrower shall be deemed to have immediately requested that the Lenders make a Base Rate Loan under this Agreement in a principal amount equal to such unreimbursed reimbursement obligations. The Agent shall promptly notify the Lenders of such deemed request and, without the necessity of compliance with the requirements of Sections 2.1 and 5.2, each
                                                      ------------     ---
     Lender shall make available to the Agent its Loan. The proceeds of such Loans shall be paid over by the Agent to the Letter of Credit Issuer for the account of the Borrower in satisfaction of such unreimbursed reimbursement obligations, which shall thereupon be deemed satisfied by the proceeds of, and replaced by, such Loan.

          (c) If the Letter of Credit Issuer makes a payment on account of any Letter of Credit and is not concurrently reimbursed therefor by the Borrower and if for any reason a Loan may not be made pursuant to Section
                                                                       -------
     2.7.3(b), then as promptly as practical during normal banking hours on the
     --------
     date of its receipt of such notice or, if not practicable on such date, not later than 12:00 noon (Chicago time) on the Business Day immediately succeeding such date of notification, each Lender shall deliver to the Agent for the account of the Letter of Credit Issuer, in immediately available funds, the purchase price for such Lender's interest in such unreimbursed reimbursement obligations, which shall be an amount equal to such Lender's pro-rata share of such payment. Each Lender shall, upon demand by the Letter of Credit Issuer, pay the Letter of Credit Issuer interest on such Lender's pro-rata share of such draw from the date of payment by the Letter of Credit Issuer on account of such Letter of Credit until the date of delivery of such funds to the Letter of Credit Issuer by such Lender at a rate per annum, computed for actual days elapsed based on a 360-day year, equal to the Federal Funds Effective Rate for such period;

     provided, that such payments shall be made by the Lenders only in the event
     --------
     and to the extent that the Letter of Credit Issuer is not reimbursed in full by the Borrower for interest on the amount of any draw on the Letters of Credit.

     2.7.4  Request for Letter of Credit.  Each Letter of Credit shall be issued
            ----------------------------
upon receipt by the Letter of Credit Issuer and the Agent from the Borrower of an irrevocable request thereof (an "LC Notice") not later than 11:00 a.m.
                                    ---------
(Chicago time) three (3) Business Days prior the issuance date. Each LC Notice for a Letter of Credit issued shall be in form and substance satisfactory to the Letter of Credit Issuer.



                                  ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION  3.1  Repayments and Prepayments.
                   --------------------------

     SECTION  3.1.1  Prior to the Revolving Commitment Termination Date.  The
                     ---------------------------------------------------
Borrower

          (a) may, from time to time on any Business Day prior to the Revolving Commitment Termination Date, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however,
                                                             --------  -------
     that:

               (i)  any such prepayment shall be made pro rata among Loans of
                                                      --- ----
          the same type and, if applicable, having the same Interest Period of all Lenders;

               (ii) unless the Borrower complies with Section 4.4, no such
                                                      -----------
          prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan; and

          (b) shall, immediately upon any acceleration of the Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans, unless,
                           -----------    -----------
     pursuant to Section 8.3, only a portion of all Loans is so accelerated.
                 -----------

Each prepayment of any Loans made pursuant to this Section 3.1.1 shall be
                                                   -------------
without premium or penalty, except as may be required by Section 4.4.  No
                                                         -----------
voluntary prepayment of principal of any Loans pursuant to this Section 3.1.1
                                                                -------------
shall cause a reduction in the Revolving Commitment Amount.

     SECTION  3.1.2  On the Maturity  Date.  On the Maturity Date, the Borrower
                     ---------------------
shall repay the principal of the Loans then outstanding.

     SECTION  3.1.3  Extension of Maturity Date.
                     --------------------------

          (a) Option for Extension.  The Borrower may, by written request to the
              --------------------
     Agent and the Lenders given not later than one hundred eighty (180) days prior to the Maturity Date then in effect (the "Effective Maturity Date") request (an "Extension Request") that such Effective Maturity Date be extended to a date which is twenty-four
     (24) months after such Effective Maturity Date. No later than the date (the "Extension Response Date") which is 30 days after such Extension Request has been delivered to each of the Lenders, each Lender will notify the Borrower in writing (with a copy to the Agent) whether or not it consents to such Extension Request (which consent may be granted or denied by each Lender in its sole discretion and may be conditioned on receipt of such financial information or other documentation as may be specified by such Lender); provided, that any Lender that fails to so advise the Borrower on or prior to the Extension Response Date shall be deemed to have denied such Extension Request. The extension of the Maturity Date contemplated by an Extension Request shall become effective as of the applicable Effective Maturity Date; provided, that (i) all of the Lenders (other than Non-Consenting Lenders which have been replaced by Replacement Lenders in accordance with Section 3.1.3(b)) shall have consented to such Extension Request; and (ii) (x) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of each of the date of such Extension Request and such Effective Maturity Date as if made on and as of such date, except to the extent relating to an earlier date, (y) no Default or Event of Default shall have occurred and be continuing on the date of such Extension Request or on such Effective Maturity Date and (z) on each of the date of such Extension Request and such Effective Maturity Date, the Agent shall have received a certificate of the Borrower as to the matters set forth in clauses (x) and (y) above; and


          (b) Replacement Lenders.  The Borrower shall be permitted to replace
              -------------------
     any Non-Consenting Lender with a replacement bank or other financial institution (a "Replacement Lender") at any time on or prior to the applicable Effective Maturity Date; provided, that (i) such replacement does not conflict with any requirement of law, (ii) the Replacement Lender shall purchase, at par, all Loans and other amounts owing to such Non-Consenting Lender on or prior to the date of replacement, (iii) the Borrower shall be liable to such Non-Consenting Lender under Section 4.4 if
                                                                  -----------
     any LIBO Rate Loan owing to such Non-Consenting Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (iv) the Replacement Lender, if not already a Lender, shall be obligated to make such replacement in accordance with the provisions of
     Section 10.11.a (provided that the Replacement Lender shall be obligated to pay the registration and processing fee referred to therein) and (vi) the Replacement Lender shall have agreed to be subject to all of the terms and conditions of this Agreement (including the extension of the Maturity Date contemplated by the Extension Request). The Agent hereby agrees to cooperate with the Borrower in the Borrower's efforts to arrange one or more Replacement Lenders as contemplated by this paragraph (b).

     SECTION  3.2  Interest Provisions.  Interest on the outstanding principal
                   -------------------
amount of Loans shall accrue and be payable in accordance with this Section 3.2.
                                                                    -----------

     SECTION  3.2  Rates.  Pursuant to an appropriately delivered Borrowing
                   -----
Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Base Rate from time to time in effect minus a margin of .50%; or

          (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

     The "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made,
          ----------------------------
continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

        LIBO Rate      =                LIBO Rate
                             -------------------------------
     (Reserve Adjusted)      1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent from Northern, two Business Days before the first day of such Interest Period.

     "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the
      ---------
rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to Northern's LIBOR Office in the London interbank market as at or about 10:00 a.m. London time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of Northern's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO
      ------------------------
Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in

Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBOR Rate Loan.

     "Applicable Margin" means on any date the applicable percentage set forth
      -----------------
below based upon the Level as shown in the certificate then most recently delivered to the Lenders pursuant to Section 7.1.1(d):
                                     ----------------

            Level          Revolving Loans         Commitment Fee
           -------         ----------------        ---------------

             I                   2.00%                   .375%
             II                  1.75%                   .375%
             III                 1.50%                   .375%

; provided, however that if the Borrower shall have failed to deliver to the
  --------  -------
Lenders by the date required hereunder any certificate pursuant to Section
                                                                   -------
7.1.1(d), then from the date such certificate was required to be delivered until
--------
the date of such delivery the Applicable Margin shall be deemed to be Level I. Each change in the Applicable Margin shall take effect with respect to all outstanding Loans on the third Business Day immediately succeeding the day on which such certificate is received by the Agent. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effected if a Default or an Event of Default shall have occurred and be continuing on the date when such change would otherwise occur, it being understood that on the third Business Day immediately succeeding the day on which such Default or Event of Default is either waived or cured (assuming no other Default or Event of Default shall be then pending), the Applicable Margin shall be reduced (on a prospective basis) in accordance with the then most recently delivered certificate.

     "Level" means, and includes, Level I, Level II or Level III, whichever is
      -----
in effect at the relevant time.

     "Level I" shall exist at any time the Senior Leverage Ratio is equal to or
      -------
less than 3.00:1.0 but equal to or greater than 2.50:1.0.

     "Level II" shall exist at any time the Senior Leverage Ratio is less than
      --------
2.50:1.0 but equal to or greater than 2.00:1.0.

     "Level III" shall exist at any time the Senior Leverage Ratio is less than
      ---------
2.00:1.0.

     "Senior Leverage Ratio" means, with respect to any period, the ratio of (i)
      ---------------------
Senior Debt to (ii) EBITDA, as of the end of the relevant period.


     SECTION  3.2.2.  Post-Maturity Rates. After the date any principal amount
                      -------------------
of any Loan is due and payable (whether on the Revolving Commitment Termination Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Base Rate plus a margin of 2.00%.

     SECTION  3.2.3   Payment Dates.  Interest accrued on each Loan shall be
                      -------------
payable, without duplication:

          (a)  on the Revolving Commitment Termination Date;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

          (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

          (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period and, in the case of an Interest period in excess of three months, on the dates which are successively three months after the commencement of such Interest Period;

          (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and
         ----------

          (f) on that portion of any Loans the Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such
                             -----------    -----------
     acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION  3.3.  Fees.  The Borrower agrees to pay the fees set forth in this
                    ----
Section 3.3. All such fees shall be non-refundable.
-----------

     SECTION 3.3.1. Revolving Commitment Fee. The Borrower agrees to pay tothe
                    ------------------------
Agent for the account of each Lender, for the period (including any portion thereof when its Revolving

Commitment is suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through
             ---------
the Revolving Commitment Termination Date, a commitment fee at the rate equal to the Applicable Margin for Commitment Fees per annum on such Lender's Percentage of the sum of the average daily unused portion of the Revolving Commitment Amount. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date and on the Revolving Commitment Termination Date.

     SECTION 3.3.2. Letter of Credit Fees.  (a) The Borrower agrees to pay the
                    ---------------------
Agent, for the account of each Lender pro-rata on the basis of its Revolving Commitment, a fee in respect of each Letter of Credit computed at the rate of 1.50% per annum on the average daily stated amount of such Letter of Credit (computed on the basis of a 360-day year for the actual days elapsed), such fee to be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Commitment Termination Date.

          (b) The Borrower shall pay to the Letter of Credit Issuer a letter of credit fronting fee for each Letter of Credit issued by the Letter of Credit Issuer equal to 1/4 of 1% of the face amount (or increased face amount) of such Letter of Credit. Such Letter of Credit fronting fee shall be due and payable on each date of issuance (or date of increase) of a Letter of Credit.

          (c) The Borrower agrees to pay directly to the Letter of Credit Issuer upon each issuance of, drawing under, and/or amendment of, a Letter of Credit issued by it in such amount as shall at the time of such issuance, drawing or amendment be the administrative charge which the Letter of Credit Issuer is customarily charging for issuances of, drawing under or amendments of, letters of credit issued by it.

     SECTION 3.3.3. Agency Fees.  The Borrower shall pay to the Agent (x) on the
                    -----------
Closing Date for its own account and/or for distribution to the Lenders such fees as heretofore agreed by the Borrower and the Agent and (y) for its own account such other fees as may be agreed to from time to time between the Borrower and the Agent, when and as due.


                                  ARTICLE IV

                        LIBO RATE AND OTHER PROVISIONS

     SECTION  4.1 LIBO Rate Lending Unlawful.  If any Lender shall determine
                  --------------------------
(which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan of a certain type, subject to the provisions of Section 4.11
                                                               ------------
hereof, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such type shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION  4.2 Deposits Unavailable.  If the Agent shall have determined
                  --------------------
that

          (a) Dollar certificates of deposit or Dollar deposits, as the case may be, in the relevant amount and for the relevant Interest Period are not available to a Lender in its relevant market; or

          (b) by reason of circumstances affecting a Lender's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans of such type,

then, upon notice from the Agent to the Borrower and the Lenders, subject to the provisions of Section 4.11 hereof, the obligations of all Lenders under Section
              ------------                                              -------
2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans
---     -----------
into, LIBO Rate Loans of such type shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3  Increased LIBO Rate Loan Costs, etc.  The Borrower agrees to
                  -----------------------------------
reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans, subject to the provisions of Section 4.11 hereof.
                                                          ------------
Such Lender shall promptly notify the Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.4  Funding Losses.  In the event any Lender shall incur any loss
                  --------------
or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of;

          (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or
                                                             -----------
     otherwise;

          (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor;

then, upon the written notice of such Lender (which notice shall be delivered within thirty days of the incurrence thereof by such Lender) to the Borrower (with a copy to the Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.5.  Increased Capital Costs.  If any change in, or the
                   -----------------------
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Revolving Commitment or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, subject to the provisions of Section 4.11 hereof, the Borrower shall immediately pay
                  ------------
directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 4.6   Taxes.  All payments by the Borrower of principal of, and
                   -----
interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event
                                                          -----
that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will:

          (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

          (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses, other than those penalties, interest or expenses which are due to any delay by Agent or any Lender) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the Agent or any
                     -----------
Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

     Upon the request of the Borrower or the Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

     SECTION 4.7  Payments, Computations, etc.  Unless otherwise expressly
                  ---------------------------
provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Agent for the pro
                                                                           ---
rata account of the Lenders entitled to receive such payment.  All such payments
----
required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 a.m., Chicago time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of
                                                                  ----------
the definition of the term "Interest Period" with respect to LIBO Rate Loans) be
                            ---------------
made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 4.8.  Sharing of Payments.  If any Lender shall obtain any payment
                   -------------------
or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections
                                                                       --------
4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or therewith
---  ---     ---                   --- ----
obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess
              --------  -------
payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of:

          (a) the amount of such selling Lender's required repayment to the purchasing Lender to
--

          (b) the total amount so recovered from the purchasing Lender);

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully
                       -----------
as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9.  Setoff.  Each Lender shall, upon the occurrence of any
                   ------
Default described in clauses (a) through (d) of Section 8.1.9  or, with the
                     -----------         ---    -------------
consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and
                             --------  -------
application shall be subject to the provisions of Section 4.8. Each Lender
                                                  -----------
agrees promptly to notify the Borrower and the Agent after any such setoff and application made by such Lender; provided, however, that the failure to give
                                 --------  -------
such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION 4.10.  Use of Proceeds.  The Borrower shall apply the proceeds of
                    ---------------
each Borrowing in accordance with the third recital; without limiting the
                                      ----- -------
foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U.

     SECTION 4.11.  Changes to Other Branches; Equal Treatment of Borrower. If a
                    ------------------------------------------------------
Lender claims any additional amounts payable or that its is unable to make LIBOR Loans available, as described more fully in Sections 4.1 through 4.5 hereof,
                                            ------------         ---
such Lender shall (i) use its reasonable efforts (consistent with legal and regulatory restrictions) to avoid the need for paying such additional amounts or such unavailability, including changing the jurisdiction of its applicable lending office or moving the applicable Loan(s) to an Affiliate or Subsidiary; provided, that the taking of any such action would not, in the reasonable
--------
judgment of such Lender, be disadvantageous to such Lender and (ii) treat the Borrower, with respect to all such issues, in a manner consistent with the treatment of other similarly situated borrowers with respect to such issues.


                                   ARTICLE V

                            CONDITIONS TO BORROWING

     SECTION  5.1   Initial Borrowing.  The obligations of the Lenders to fund
                    -----------------
the initial Borrowing and the Letter of Credit Issuer to issue, and the Lenders to participate in, any letter of Credit, shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this
Section 5.1.
-----------

     SECTION 5.1.1. Resolutions, etc.  The Agent shall have received from each
                    ----------------
Credit Party a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to:

          (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and

          (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it;

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Credit Party canceling or amending such prior certificate.

     SECTION 5.1.2. Delivery of Notes.  The Agent shall have received, for the
                    -----------------
account of each Lender, its Notes duly executed and delivered by the Borrower.

     SECTION 5.1.3  Applicable Margin.  The Agent shall receive a certificate,
                    -----------------
executed by an Authorized Officer of the Borrower, delineating the Applicable Margin after giving pro forma effect to the Loans to be incurred on the Closing Date.

     SECTION 5.1.4. Guaranty. The Agent shall have received the Guaranty, dated
                    --------
the date hereof, duly executed by each Subsidiary of the Borrower.

     SECTION 5.1.5. Pledge Agreements.  The Agent shall have received executed
                    -----------------
counterparts of the Borrower Pledge Agreement and the Guarantor Pledge Agreement, each dated as of the date hereof, duly executed by each Credit Party party thereto, together with stock certificates, accompanied by undated stock powers duly executed in blank, and promissory notes, duly endorsed in blank, required to be delivered to the Agent pursuant to the Borrower Pledge Agreement and the Guarantor Pledge Agreement.

     SECTION 5.1.6. Security Agreements.  The Agent shall have received executed
                    -------------------
counterparts of the Borrower Security Agreement and the Guarantor Security Agreement, each dated as of the date hereof, duly executed by each Credit Party thereto, together with:

          (a) acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1) naming the relevant Credit Party as the debtor and the Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Agent, desirable to perfect the security interest of the Agent pursuant to such Security Agreement;

          (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person:

               (i) in any collateral described in such Security Agreement previously granted by any Person, and

               (ii) securing any of the Indebtedness identified in Part A of
     Schedule 6.17, together with such other Uniform Commercial Code Form UCC-3
     -------------
     termination statements as the Agent may reasonably request from such Credit Party; and

          (c) copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name each Credit Party (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing
                 ----------
     statements (none of which (other than those described in clause (a), if
                                                              ----------
     such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements described in clause (a)) shall cover any
                                                 ----------
     collateral described in such Security Agreement).

     SECTION 5.1.7. Intellectual Property Assignment.  The Agent shall have
                    --------------------------------
received executed counterparts of an Intellectual Property Assignment, dated the date hereof, duly executed by each Credit Party.

     SECTION 5.1.8  Opinions of Counsel. The Agent shall have received opinions,
                    -------------------
dated the date of the initial Borrowing and addressed to the Agent and all Lenders, from Katten Muchin & Zavis, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit H hereto.
                                           ---------

     SECTION 5.1.9. Agreements.  The Agent shall have received true and correct
                    ----------
copies, certified as such by an Authorized Officer of the Borrower, of each agreement governing Indebtedness listed on Schedule 6.17 and each Service
                                           -------------
Agreement and Employment Agreement listed on Schedule 6.18.
                                             -------------

     SECTION 5.1.10.Closing Fees, Expenses, etc.  The Agent shall have received
                    ---------------------------
for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable on the Closing Date pursuant to Section
                                                                         -------
3.3 and, to the extent invoiced on such date, Section 10.3.
---                                           ------------

     SECTION 5.2.   All Borrowings and Letters of Credit. The obligation of each
                    -------------------------------------
Lender to fund any Loan on the occasion of any Borrowing (including the initial Borrowing) and the obligation of the Letter of Credit Issuer to issue any Letter of Credit shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.
                            -----------

     SECTION 5.2.1  Compliance with Warranties, No Default, etc. Both before and
                    -------------------------------------------
after giving effect to any Borrowing (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness,
      -------------
without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

          (a)  the representations and warranties set forth in Article VI shall
                                                               ----------
     be true and correct with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date); and

          (b) no Default or Event of Default shall have then occurred and be continuing.

     SECTION 5.2.2. Borrowing Request; LC Notice.  The Agent shall have received
                    ----------------------------
a Borrowing Request for such Borrowing or LC Notice for the issuance of a Letter of Credit. Each of the delivery of a Borrowing Request or LC Notice, as the case may be, and the acceptance by the Borrower of the proceeds of such Borrowing or the issuance of such Letter of Credit, as the case may be, shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or the issuance of such Letter of Credit, as the case may be (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof or the issuance of such Letter of Credit, as the case may be,) the statements made in Section 5.2.1 are true and correct.
                                         -------------

     SECTION 5.2.3. Satisfactory Legal Form. All documents executed or submitted
                    -----------------------
pursuant hereto by or on behalf of each Credit Party shall be reasonably satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Agent and each Lender as set forth in this Article VI.
                                     ----------

     SECTION  6.1   Organization, etc.  The Borrower and each of its
                    -----------------
Subsidiaries, including, without limitation, the Borrower, is validly organized and existing and in good standing under the laws of the State of its organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION  6.2   Due Authorization, Non-Contravention, etc.  The execution,
                    -----------------------------------------
delivery and performance by the Borrower and each of its Subsidiaries, including without limitation, the Borrower, of this Agreement, the Notes and each other Loan Document executed or to be executed by it, are within each such Credit Party's powers, have been duly authorized by all necessary corporate action, and do not:

          (a) contravene such Credit Party's Organizational Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Credit Party, which contravention reasonably would be expected to have a Material Adverse Effect; or

          (c) result in, or require the creation or imposition of, any Lien on any of such Credit Party's properties other than a Permitted Lien.

     SECTION  6.3  Government Approval, Regulation, etc.  No authorization or
                   ------------------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any Credit Party, including, without limitation, the Borrower, of this Agreement, the Notes or any other Loan Document to which it is a party, other than as described in Schedule 6.3 which have been obtained or
                                    ------------
delivered on or prior to the Closing Date. Neither the Borrower nor any of its Subsidiaries, is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION  6.4  Validity, etc.  This Agreement constitutes, and the Notes and
                   -------------
each other Loan Document executed by each Credit Party thereto will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Credit Party enforceable in accordance with their respective terms, except that the validity or enforceability of any such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or by equitable principles, whether enforcement thereof is sought in a court of law or equity.

     SECTION  6.5  Financial Information.  The audited financial statements of
                   ---------------------
the the Borrower on a consolidated basis as at December 31, 1997, and the unaudited financial statements of the Borrower on a consolidated basis as at March 31, 1998, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied (subject to ordinary, good faith year end audit adjustments), and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     SECTION  6.6  No Material Adverse Change. Since December 31, 1998, there
                   --------------------------
has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries taken as a whole.

     SECTION  6.7  Litigation, Labor Controversies, etc.  There is no pending
                   ------------------------------------
or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting any Credit Party, or any of their respective properties, businesses, assets or revenues, or any Person who provided health care services under contract with any Credit Party, which reasonably would be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document.

     SECTION  6.8.  Subsidiaries.  (a) The Borrower has no Subsidiaries, except
                    ------------
those Subsidiaries:

          (i)  which are identified in Schedule 6.8; or
                                       ------------

          (ii) which are permitted to have been acquired by the Borrower in accordance with Section 7.2.5 or 7.2.8.
                     -------------    -----


     SECTION  6.9.  Ownership of Properties.  The Borrower  and each of its
                    -----------------------
Subsidiaries owns good and marketable title (or valid leasehold title, with respect to leasehold estates) to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section
                                                                     -------
7.2.3.
-----

     SECTION  6.10. Taxes.  Except as described on Schedule 6.10, the Borrower
                    -----
and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION  6.11. Pension and Welfare Plans.  During the twelve-consecutive-
                    -------------------------
month period prior to the Effective Date and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which reasonably would be expected to result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION  6.12. Environmental Warranties.  (a) All facilities and property
                    ------------------------
(including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all applicable Environmental Laws.

          (b) There have been no past (which have not been remedied or resolved), and there are no pending or, to the best knowledge of the Borrower, threatened:

              (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged material violation of any Environmental Law, or

              (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential material liability under any Environmental Law.

          (c) There have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or would reasonably be expected to have, a Material Adverse Effect.

          (d) The Borrower and its Subsidiaries have been issued and are in material compliance with all material permits, certificates, approvals, licenses and other material authorizations relating to environmental matters and necessary or desirable for their businesses.

          (e) No property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up.

          (f) There are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries.

          (g) Neither the Borrower nor any of its Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which reasonably would be expected to lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA.

          (h) To the best of the Borrower's knowledge after due inquiry, there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any of its Subsidiaries.

          (i) No conditions exist at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, reasonably would be expected to give rise to any material liability under any Environmental Law.

     SECTION  6.13. Regulations G, T, U and X.  Neither the Borrower nor any of
                    -------------------------
its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans or any Letter of Credit will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION  6.14. Accuracy of Information.  All factual information heretofore
                    -----------------------
or contemporaneously furnished by or on behalf of any Credit Party in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of any Credit Party to the Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

     SECTION  6.15. Solvency.  As of the Effective Date, after giving effect
                    --------
to the consummation of the transaction contemplated by the Loan Documents and the payment of all fees, costs and expenses payable by the Borrower with respect to the transactions contemplated by the Loan Documents, the Borrower and its Subsidiaries are Solvent on a consolidated basis.

     SECTION  6.16. Collateral Documents.  (a)  Subject to the provisions of
                    --------------------
clause (b) below with respect to the requirement of the Agent to maintain possession as the Pledged Collateral, the provisions of each of the Collateral Documents are effective to create in favor of the Agent for the benefit of the Lenders and the Agent, a legal, valid and enforceable first priority security interest in all right, title and interest of each Credit Party in the Collateral described therein; and financing statements have been filed in the offices in all of the jurisdictions listed in the schedule to the Borrower Security Agreement and the Guarantor Security Agreement, and each Intellectual Property Assignment has been filed in the U.S. Patent and Trademark Office and the U.S. Copyright Office.

          (b) The provisions of the Borrower Pledge Agreement and the Guarantor Pledge Agreement are effective to create, in favor of the Agent for the benefit of the Lenders and the Agent, a legal, valid and enforceable first priority security interest in all of the Collateral described therein; and the Pledged Collateral was delivered to the Agent or its nominee in accordance with the terms thereof. The Lien of the Borrower Pledge Agreement and the Guarantor Pledge Agreement constitutes a perfected, first priority security interest in all right, title and interest of the Credit Party thereto in the Pledged Collateral described therein, prior and superior to all other Liens and interests, provided the Agent maintains possession of the Pledged Collateral for the term of each such Borrower Pledge Agreement or Guarantor Pledge Agreement, as applicable.

          (c) All representations and warranties of each Credit Party contained in the Collateral Documents are true and correct as of the date on which made, except to the extent such representations pertain to a prior date, in which case such representations and warranties are true and correct as of such prior date.

     SECTION  6.17. Indebtedness. Attached hereto as Schedule 6.17 is a complete
                    ------------                     -------------
and correct list of all Indebtedness of the Borrower and its Subsidiaries outstanding on the Effective Date, showing the aggregate principal amount which was outstanding on such date. The Borrower has delivered or caused to be delivered to the Agent a true and complete copy of each instrument evidencing any Indebtedness listed on Schedule 6.17 and of each document pursuant to which
                           -------------
any of such Indebtedness was issued.

     SECTION  6.18. Service Agreements; Employment Agreements.  As of the
                    -----------------------------------------
Effective Date, the Borrower has delivered to the Agent a true and complete copy of each Service Agreement and Employment Agreement, and of each amendment of modification thereof, listed on Schedule 6.18. Each such Service Agreement and
                                -------------
Employment Agreement is a valid and subsisting agreement and is in full force and effect in accordance with the terms thereof, and no material default by the Borrower or any of its Subsidiaries exists under any such Service Agreement or such Employment Agreement and, to the best of the Borrower's knowledge, no party to any Service Agreement or Employment Agreement has any accrued right to terminate any such Service Agreement or Employment Agreement on account of a default by the Borrower or any of its Subsidiaries.

     SECTION  6.19. Other Agreements/Program Eligibility.  Neither the Borrower
                    ------------------------------------
nor any of its Subsidiaries, and to the knowledge of the Borrower's officers, no Practice or Provider, is in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in or applicable with respect to any Medicaid Provider Agreement, Medicare Provider Agreement, other agreement or instrument to which the Borrower, a Subsidiary, Practice or Provider is a party with a third party payor, or participation in medicare, medicaid or a third party payor program in which the Borrower, a Subsidiary, Practice or Provider participates, which default, if not remedied within any applicable grace period, reasonably would be expected to (i) result in the revocation, termination, cancellation, suspension or non-renewal of Medicaid Certification, Medicare Certification, any similar certification of a material third party payor, if any, a Medicare Provider Agreement, Medicaid Provider Agreement or agreement with a third party payor, or eligibility to participate, directly or indirectly, in medicare, medicaid or material third party payor programs, or (ii) have a Material Adverse Effect.

     SECTION  6.20. Reimbursement from Third Party Payors.  The accounts
                    -------------------------------------
receivable of the Borrower, each of its Subsidiaries and, to the knowledge of the Borrower's officers, each Practice, have been and will continue to be adjusted reasonably to reflect reimbursement experiences with and policies of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors. In particular, accounts receivable relating to such third party payors do not and shall not exceed amounts any obligee is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to its usual charges.

     SECTION  6.21. Legal Compliance. The Borrower and each of its Subsidiaries,
                    ----------------
and to the knowledge of any of the Borrower's or any of its Subsidiaries' officers, each Practice and each Provider, have duly complied and are in compliance with all requirements, restrictions and prohibitions of law, including, without limitation, any statute, law, treaty, rule, regulation, manual, guidelines, rules of professional conduct, or order, decree, writ, injunction or other determination of an arbitrator, court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such person or its property is subject and having the force of law, other than those noncompliance with which would not reasonably be expected to have a Material Adverse Effect.

     SECTION  6.22. Licensing and Accreditation.  Each of the Borrower and each
                    ---------------------------
of its Subsidiaries, and, to the extent applicable, to the knowledge of the Borrower's officers, each Practice and Provider has, to the extent applicable,
(i) obtained (or been duly assigned) all required certificates of need (other than as described on Schedule 6.22) or determinations of need, as required by
                     -------------
the relevant state governmental authority, for the acquisition, construction, expansion of, investment in or operation of its businesses or facilities as currently operated; (ii) obtained and maintains in good standing all required licenses; (iii) to the extent customary in the industry in which it is engaged, obtained and maintains accreditation from all generally recognized accrediting agencies; (iv) obtained and maintains Medicaid Certification, Medicare Certification and any similar third party payor certification, if any; and (v) entered into and maintains in good standing, if applicable, its Medicare Provider Agreement, its Medicaid Provider Agreement and its agreements with third party payors. To the knowledge of the Borrower's officers, each Provider is duly licensed (where licensing is required) by each federal or state agency or commission, or any other governmental authority having jurisdiction over the provision of such services rendered by such Provider, and all such required licenses are in full force and effect on the date hereof and have not been revoked or suspended or otherwise limited.

     SECTION  6.23. Subordination Provisions.  Upon delivery of the notices
                    ------------------------
referred to in Schedule 6.3, the subordination provisions contained in all
               ------------
notes, debentures and other instruments entered into or issued in respect of Subordinated Debt are enforceable against the issuer of the respective security and the holders thereof in accordance with their respective terms, and the Loans and all other Obligations are within the definitions of "Senior Indebtedness", or other comparable definition, included in such provisions.

     SECTION  6.24. RICO.  None of the Borrower nor any of its Subsidiaries is
                    ----
engaged in or has engaged in any course of conduct that reasonably would be expected to subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws.

     SECTION  6.25. IPO.  On and as of the date of the completion of an IPO, (i)
                    ---
all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required to be obtained, given, filed or taken by the Borrower or any other Credit Party in order to make or consummate each component of such IPO will have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto will have been obtained) except for filings, consents or notices not required by federal or state securities laws to be made at such time, which filings, consents or notices have been or will be made during the period in which they are required to be made and (ii) each component of such IPO shall have been consummated in accordance, in all material respects, with all the applicable documents and in compliance, in all material respects, with all applicable laws.

     SECTION  6.26. Reorganization.  On and as of the Reorganization Date, (i)
                    --------------
all material consents, approvals, filings, registrations and all other actions required to be obtained, given, filed or taken by the Borrower or any other Credit Party in order to make or consummate each component of the Reorganization will have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto will have been obtained), except for filings, consents or notices not required by applicable law to be made at such time, which filings, consents or notices have been or will be made during the period in which they are required to be made, and (ii) each component of the Reorganization shall have been consummated in accordance, in all material respects, with all the applicable documents and in compliance, in all material respects, with all applicable laws.

     SECTION  6.27. Year 2000 Problem.  The Borrower and each of its
                    -----------------
Subsidiaries have reviewed the areas within its business and operations, as such business and operations exist as of the Effective Date, which reasonably would be expected to be adversely affected by, and have developed or is developing a program to address on a timely basis the risk that certain computer applications used and controlled by such Person may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem will not result, and is not reasonably expected to result, in any Material Adverse Effect, or the ability of any Credit Party to duly and punctually pay or perform its obligations under this Agreement or under the other Loan Documents. With respect to any Permitted Acquisition, the Borrower will use its best efforts to ensure that any Year 2000 Problem which exists as a result of such Permitted Acquisition will not result, and will not reasonably be expected to result, in any Material Adverse Effect.


                                  ARTICLE VII

                                   COVENANTS

     SECTION  7.1.   Affirmative Covenants.  The Borrower agrees with the Agent
                     ---------------------
and each Lender that, until all Revolving Commitments have terminated and all Obligations have been paid and performed in full, each Credit Party will perform the obligations set forth in this Section 7.1 applicable to such Credit
                                          -----------
Party.

     SECTION  7.1.1. Financial Information, Reports, Notices, etc.  The Borrower
                     --------------------------------------------
will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters (commencing with the Fiscal Quarter ending June 30, 1999) of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated and consolidating statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the Authorized Officer of the Borrower;

          (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein consolidated and consolidating balance sheets of the Borrower and its Subsidiaries (which consolidating balance sheets shall be prepared and delivered under separate cover by the Borrower) as of the end of such Fiscal Year and consolidated and consolidating statements of earnings and cash flow of the Borrower and its Subsidiaries (which consolidating statements shall be prepared and delivered under separate cover by the Borrower) for such Fiscal Year, in the case of the consolidated financial statements, certified (without any Impermissible Qualification) by Arthur Andersen LLP or other independent public accountants reasonably acceptable to the Agent and the Required Lenders, together with a certificate from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 7.2.4
                                                                -------------
     and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, which they have been advised are being taken to cure it;

          (c) as soon as available and in any event within 45 days after the end of each Fiscal Quarter, a certificate, executed by the chief financial officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent, including, without limitation, the delivery of a Quarterly EBITDA Certificate for each Reporting Person) compliance with the financial covenants set forth in Section 7.2.4.;
                            -------------

          (d) as soon as possible and in any event within three Business Days after the occurrence of each Default, a statement of the chief financial officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

          (e) as soon as possible and in any event within three Business Days after (x) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section
                                                                       -------
     6.7 or (y) the commencement of any labor controversy, litigation, action,
     ---
     proceeding of the type described in Section 6.7, any of which reasonably
                                         -----------
     would be expected to have a Material Adverse Effect, notice thereof and copies of all documentation relating thereto;

          (f) promptly after the sending or filing thereof, copies of all material reports which the Borrower sends to any of its security holders, and all material reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission (including, without limitation, pursuant to Section 7.2.9(b)) or any
                                                 ----------------
     national securities exchange;

          (g) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which reasonably would be expected to result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which reasonably would be expected to result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

          (h) immediately upon becoming aware of any litigation or other proceedings being instituted against any Credit Party or any Practice or Provider to suspend, revoke or terminate any Medicaid Provider Agreement, Medicaid Certification, Medicare Provider Agreement, Medicare Certification, eligibility to participate in Medicare or Medicaid, or agreement with or certification by, if any, or eligibility to participate in a program of a third party payor, which suspension, revocation or termination reasonably would be expected to have a Material Adverse Effect, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process; and

          (i) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries or any Practice as any Lender through the Agent may from time to time reasonably request.

     SECTION  7.1.2. Compliance with Laws, etc.  (a) The Borrower will, and will
                     -------------------------
cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, Fraud and Abuse Laws, Medicare Regulations, Medicaid Regulations and the rules and regulations established by any third party payor), such compliance to include (without limitation):

          (i) the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except to the extent no longer necessary within the reasonable business judgement of the Borrower or such Subsidiary, as applicable, or if otherwise terminated pursuant to a transaction consummated in accordance with the provisions of Section 7.2.8;
                                                                  -------------
     and

          (ii) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     (b) the Borrower will further use its reasonable best efforts, subject to applicable laws, to assure the compliance by all Practices and Providers with all applicable laws, including, but not limited to, medical licensure and Fraud and Abuse Laws, relating to their providing of healthcare services in all material respects.

     SECTION  7.1.3. Maintenance of Properties. The Borrower will, and will
                     -------------------------
cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

     SECTION  7.1.4. Insurance.  (a) Schedule 7.1.4 sets forth as of the date of
                     ---------       --------------
this Agreement a true and complete listing of all insurance maintained by the Borrower and each of its Subsidiaries and by each physician and non-physician
Provider.   The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business (including business interruption insurance) against at least such casualties and contingencies and of at least such types and in at least such amounts as are described in
Schedule 7.1.4,  and will, upon request of the Agent, furnish to each Lender at
--------------
reasonable intervals (provided that, so long as no Event of Default shall have occurred and be continuing, no such certification shall be required to be delivered more than once in any Fiscal Year) a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

          (b) The Borrower will, and with cause each of its Subsidiaries to, maintain insurance for claims, however characterized, against them in connection with the provision of medical services by Providers and/or ancillary services provided by them for Practices covered by Service Agreements, in at least such amounts per occurrence as are described in Schedule 7.1.4, which insurance shall
                                           --------------
name the Agent and each Lender as a loss payee. The Borrower will further cause each Practice to maintain medical malpractice insurance in at least such amounts per occurrence as are described in Schedule 7.1.4.
                                   --------------

     SECTION  7.1.5. Books and Records. The Borrower will, and will cause each
                     -----------------
of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agent and each Lender or any of their respective representatives, at reasonable times and intervals, upon, so long as no Event of Default shall exist and be continuing, reasonable prior notice delivered during regular business hours, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Lender or its representatives, provided, so long as no Event of Default shall exist or be continuing, a representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Agent's or any Lender's exercise of its rights pursuant to this Section provided, however, that so long as no Event of Default shall exist and be continuing, the Borrower shall not be liable for the fees and expenses of such independent public accountant related to more than one visit during any Fiscal Year. All visits conducted pursuant to this Section
                                                                        -------
7.1.5 shall be conducted in such a manner so as not to disrupt the business
-----
operations of the applicable office. All information obtained during any such visit shall be subject to the provisions of Section 10.12.
                                            -------------

     SECTION  7.1.6. Environmental Covenant.  The Borrower will, and will cause
                     ----------------------
each of its Subsidiaries to:

          (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary material permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

          (b) immediately notify the Agent and provide copies upon receipt of all written material claims, complaints, notices or inquiries relating to, the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice to the reasonable satisfaction of the Agent any actions and proceedings relating to compliance with Environmental Laws; and

          (c) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this
     Section 7.1.6.
     -------------

          SECTION  7.1.7.  Changes to Certain Agreements.  Without Required
                           -----------------------------
Lender's prior written consent, no Credit Party shall make any amendment, supplement or modification to the Service Agreement with a Founding Affiliated Practice or any agreements evidencing Subordinated Debt; provided, however, that any such amendment which conforms with applicable law in all material respects and is not materially adverse to the interests of the Lenders as Lenders under the Loan Documents shall be permitted without any consent. Copies of such amended agreements shall be delivered promptly to the Agent by the Borrower.

          SECTION  7.1.8.  Governmental Licenses.  The Borrower will, and will
                           ---------------------
cause each of its Subsidiaries to, obtain and maintain all material licenses, permits, agreements, certifications and approvals of all applicable governmental authorities as are required for the conduct of its business as currently conducted and herein contemplated, Medicaid Certifications and Medicare Certifications and certifications of third party payors, if any.

          SECTION  7.1.9.  Covenants Extending to Other Persons.  The Borrower
                           ------------------------------------
will, and will cause each of its Subsidiaries to, use its reasonable best efforts, in accordance with applicable law (which shall include, without limitation, the exercise of contractual rights and remedies available to the Borrower and its Subsidiaries) to cause each Practice or Provider, as appropriate to do with respect to itself, its business and its assets, each of the things required of a Credit Party in Sections 7.1.2 through 7.1.8 inclusive,
                                         --------------         -----
subject, however, in the case of Section 7.1.5 to any laws, rules or regulations
                                 -------------
concerning the confidentiality of medical records.

          SECTION  7.1.10. Solvency.  The Borrower and its Subsidiaries on a
                           --------
consolidated basis shall at all times be Solvent.

          SECTION  7.1.11. Further Assurances. (a) The Borrower shall ensure
                           ------------------
that all written information, exhibits and reports furnished to the Agent or the Lenders do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

          (b) Promptly upon request of the Agent or the Required Lenders, the Borrower shall (and shall cause any of its Subsidiaries to) execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject any of the properties, rights or interests covered by any of the Collateral Documents to the Liens intended to be created by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Agent and the Lenders under any Loan Document or under any other document executed in connection therewith.

          SECTION  7.1.12.  New Subsidiaries.  Within 10 Business Days after the
                            ----------------
date of the acquisition or creation of any Subsidiary by the Borrower or Wholly-Owned Subsidiary, such Person will cause to be delivered to the Agent for the benefit of the Lenders each of the following:

          (i) a joinder to the Guaranty, the Guarantor Pledge Agreement and the Guarantor Security Agreement;

          (ii) if such Subsidiary is a corporation, a limited liability company or a partnership that has issued certificates evidencing ownership of interests therein, the capital stock or, if applicable, certificates of ownership of such limited liability company or partnership, as the case may be, of such Person pertaining thereto, together with duly executed stock powers or powers of assignment in blank affixed thereto;

          (iii) if such Subsidiary is a limited liability company or a partnership not described in clause (ii) immediately above, an acknowledgment of security interest of such limited liability company or partnership, as the case may be, with respect to the registration of the Lien on membership or partnership interests in such Subsidiary, as the case may be, of such Person which acknowledgment shall be in form and substance satisfactory to the Agent;

          (iv) a supplement to the appropriate schedules attached to the Collateral Documents to reflect the acquisition by the Borrower or, a Wholly-Owned Subsidiary of the Borrower, of such Subsidiary, certified as true, correct and complete by the Authorized Officer of the relevant Credit Party (provided that the failure to deliver such supplement shall not impair the rights conferred under the Collateral Documents in after acquired Collateral and Pledged Collateral);

          (v) an opinion or opinions of counsel to the Borrower and such Subsidiary, dated as of the date of delivery of the Guaranty, provided in the foregoing clause (i) and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent (which opinion may include assumptions and qualifications of similar effect to those contained in the opinions of counsel delivered pursuant to Section 5.1.8), to the
                                                      -------------
     effect that:

               (A) such Subsidiary is duly organized, validly existing and in good standing in the jurisdiction of its organization, has the requisite power and authority to own its properties and conduct its business as then owned and then proposed to be conducted and is duly qualified to transact business and is in good standing in each jurisdiction listed on the schedule attached to such opinion;

               (B) the execution, delivery and performance of the Guaranty, the Guarantor Pledge Agreement and the Guarantor Security Agreement described in clause (i) of this Section 7.1.12, have been duly
                                          --------------
          authorized by all requisite action (including any required shareholder, member or partner approval), such agreement has been duly executed and delivered and constitutes the valid and binding obligation of such Subsidiary, enforceable against such Subsidiary in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights and remedies generally, or to general principles of equity, whether enforcement thereof is considered in a court of law or equity; and

               (C) all financing statements, instruments and documents are in a form which is sufficient to create a security interest in favor of the Agent in the Pledged Collateral and the Collateral, as the case may be;

          (vi) current copies of the charter documents, including, limited liability agreements and certificates of formation, partnership agreements and certificates of limited partnership, if applicable, and bylaws of such Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, members, partners, or appropriate committees thereof (and, if required by such charter documents, bylaws or by applicable laws, of the shareholders, members or partners) of such Subsidiary authorizing the actions and the execution and delivery of documents described in this Section 7.1.2 and evidence satisfactory to the
                                 -------------
     Agent (confirmation of the receipt of which will be provided by the Agent to the Lenders) that such Subsidiary is Solvent as of such date and after giving effect to the Guaranty.

     SECTION  7.2    Negative Covenants.  The Borrower agrees with the Agent and
                     ------------------
each Lender that, until all Revolving Commitments have terminated and all Obligations have been paid and performed in full, each Credit Party will perform the obligations set forth in this Section 7.2.
                                  -----------

     SECTION  7.2.1. Business Activities.  The Borrower will not, and will not
                     -------------------
permit any of its Subsidiaries, including, without limitation, any New Subsidiary, to, engage in any business activity, except in the fields of enterprise relating to ophthalmology as it is presently conducting and such activities as may be incidental or related thereto and reasonable extensions thereof.

     SECTION  7.2.2. Indebtedness.  The Borrower will not, and will not permit
                     ------------
any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a) Indebtedness in respect of the Loans and other Obligations;

          (b) until the date of the initial Borrowing, Indebtedness identified in Part A of Schedule 6.17;
                  -------------

          (c) Indebtedness, including Subordinated Debt, existing as of the Effective Date which is identified in Part B of Schedule 6.17, but without
                                                     -------------
     giving effect to any extensions, renewals or refinancing thereof;

          (d) Indebtedness in respect of Liens to the extent permitted in

     Section 7.2.3(c);
     ----------------

          (e) unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

          (f) Indebtedness, in respect of Capitalized Lease Liabilities, at any one time not to exceed in the aggregate $3,000,000.

          (g) Indebtedness consisting of intercompany loans and advances made by the Borrower to any Credit Party (other than Intermediate Parent or, on and after the Reorganization Date, the Borrower) or by such Credit Party to the Borrower or another Credit Party (other than Intermediate Parent or, on and after the Reorganization Date, the Borrower) ("Intercompany Loans"), provided that (i) the payor Credit Party shall have executed and delivered
     --------
     to the payee Credit Party a demand note (the "Intercompany Note") to
                                                   -----------------
     evidence any such Intercompany Loan, which Intercompany Note shall be in form and substance satisfactory to Agent pledged to the Agent pursuant to the relevant Collateral Documents as additional collateral security for the Obligations, (ii) the payee Credit Party shall record all Intercompany Loans on its books and records in a manner satisfactory to Agent, (iii) at the time any such Intercompany Loan is made by a payee Credit Party and after giving effect thereto, each of the payee Credit Party and the payor Credit Party shall be Solvent and (iv) the aggregate outstanding principal amount of Intercompany Loans to Credit Parties that are non-Wholly-Owned Subsidiaries of the Borrower shall not at any one time exceed in the aggregate $500,000, provided, however, that the dollar limitation contained
                         --------  -------
     in this clause (iv) shall not apply to any non-Wholly-Owned Subsidiary that has executed and delivered to the Agent a guaranty, pledge agreement and security agreement in form and substance similar to the forms of such documents executed by Wholly-Owned Subsidiaries of the Borrower;

          (h) Subordinated Debt of the Borrower issued to a Provider in connection with a Permitted Acquisition, such Indebtedness to be on terms and conditions reasonably satisfactory to the Agent (the Agent hereby acknowledges and agrees that the subordination provisions contained in the Subordinated Debt existing as of the date hereof are satisfactory);

          (i) Subordinated Debt of the Borrower, such Subordinated Debt to mature no earlier than one year after the Maturity Date and shall otherwise be on terms and conditions reasonably satisfactory to the Agent (the Agent hereby acknowledges and agrees that the subordination provisions contained in the Subordinated Debt existing as of the date hereof are satisfactory);

          (j) Indebtedness of the Borrower constituting unpaid minority interests to a Provider in connection with a Permitted Acquisition, such Indebtedness to be on terms and conditions reasonably satisfactory to the Agent;

          (k) Indebtedness of a Practice which exists at the time such Practice is the subject of a Permitted Acquisition, which Indebtedness is assumed by the Credit Party which is a party to such Permitted Acquisition and is otherwise permitted pursuant to this Section 7.2.2; and
                                          -------------

          (l) Indebtedness represented by the Investments described in Section 7.2.5(h);

provided, however, that no Indebtedness otherwise permitted by clauses (d), (e),
--------  -------                                              -----------  ---
(f), (g), (h),  (i), (j), (k) or (l) shall be permitted if, after giving effect
---  ---- ----  ---  ---  ---    ---
to the incurrence thereof, any Default shall have occurred and be continuing.

     SECTION 7.2.3. Liens. The Borrower will not, and will not permit any of its
                    -----
Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

          (b) until the date of the initial Borrowing; Liens securing payment of Indebtedness of the type permitted and described in clause (b) of Section
                                                         ----------    -------
     7.2.2;
     -----

          (c) purchase money security interests, in addition to, and not in limitation of, the Capitalized Lease Obligations described in clause (j) hereof, on any property acquired or held by any Credit Party (other than Intermediate Parent and, on and after the Reorganization Date, the Borrower) in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches
                              -------- ----
     to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the Indebtedness secured thereby does not exceed 75% of the cost of such property and (iv) the principal amount of the Indebtedness which is outstanding and which is secured by any and all such purchase money security interests shall not at any time exceed $3,500,000;

          (d) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (e) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (f) Liens (other than any Lien imposed by ERISA) incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (g) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is bonded or covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

          (h) Liens in existence on the Effective Date and listed on Schedule
                                                                     --------
     7.2.3, but without giving effect to any extensions or renewals thereof; and
     -----

          (i) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the property of the Person which is subject thereto;

          (j) Liens in connection with Capitalized Lease Obligations in the amount and to the extent permitted by Section 7.2.2(f);
                                           ----------------

          (k) Liens on property leased by the Borrower or any Subsidiary or other interest or title of the lessor under operating leases securing obligations of the Borrower or such Subsidiary to the lessor under such leases; and

          (l) Liens on property of a Practice which exist at the time such Practice becomes the subject of a Permitted Acquisition to the extent such Liens are otherwise permitted pursuant to this Section 7.2.3.
                                                    -------------

     SECTION 7.2.4. Financial Condition.  The Borrower will not permit:
                    -------------------

          (a) Its Net Income as of the end of each Fiscal Quarter (other than the Fiscal Quarter ending March 31, 1997) to be less than $0.

          (b) Its Senior Leverage Ratio as of the end of each Fiscal Quarter to be greater than 3.0:1.0.

          (c) Its ratio of the Borrower's consolidated Indebtedness to EBITDA as of the end of each Fiscal Quarter listed below for the twelve-month period preceding such date to be greater than the ratio set forth opposite such date:

               Fiscal Quarter Ended            Ratio
               --------------------            -----
               June 30, 1998                  4.5:1.0
               September 30, 1998             4.5:1.0
               December 31, 1998              4.5:1.0
               March 31, 1999                 4.5:1.0
               June 30, 1999                  4.5:1.0

               September 30, 1999 and each    4.0:1.0
               Fiscal Quarter thereafter

          (d) Its Adjusted Net Worth at any time to be less than $40,000,000.

     SECTION 7.2.5. Investments. The Borrower will not, and will not permit any
                    -----------
of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a) Investments existing on the Effective Date and identified in
     Schedule 7.2.5;
     --------------

          (b) Cash Equivalent Investments and cash, provided, however, that the
                                                    --------  -------
     balance maintained in any deposit account not subject to a Lien of the Agent shall not exceed $100,000 for a period of seven consecutive days;

          (c) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2;
                 -------------

          (d) without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.7;
                 -------------

          (e) in the ordinary course of business, Investments by the Borrower in any of its Subsidiaries, or in any new Subsidiary created after the Effective Date in connection with a Permitted Acquisition, or by any Subsidiary in any of its Subsidiaries, by way of contributions to capital;

          (f) Permitted Acquisitions by the Borrower or a Wholly-Owned Subsidiary of the Borrower;

          (g) the acquisition by the Borrower or a Wholly-Owned Subsidiary of the Borrower of 100% of the minority interests held by a Provider in a non-Wholly-Owned Subsidiary, provided that any such acquisition is made solely
                              --------
     in connection with the merger of such non-Wholly-Owned Subsidiary into the Borrower or a Wholly-Owned Subsidiary of the Borrower as permitted by
     Section 7.2.8;
     -------------

          (h) Investments by the Borrower or any Subsidiary consisting of loans to Providers in an amount not to exceed $300,000 individually or $2,000,000 in the aggregate outstanding at any one time; and

          (i) Investments by a Practice which exist at the time such Practice is the subject of a Permitted Acquisition to the extent such Investments are otherwise permitted pursuant to this Section 7.2.5.
                                          -------------

provided, however, that
--------  -------

          (j) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be
                                 --------------------------
     held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

          (k) no Investment otherwise permitted by clause (e), (f), (g), (h),
                                                   ----------  ---  ---  ---
     (i) or (k) shall be permitted to be made if, immediately before or after
     ---    ---
     giving effect thereto, any Default shall exist and be continuing.

     SECTION 7.2.6. Restricted Payments, etc.  On and at all times after the
                    ------------------------
Effective Date:

          (a) The Borrower will not, and will not permit any of its Subsidiaries to, declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or such Subsidiary or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or such Subsidiary (other than in the case of (I) the Borrower (x) dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock, (y) scheduled dividend payments on its preferred stock so long as no Default or Event of Default has occurred and is continuing both before and after giving effect to the payment of such dividend and (z) distributions to any Subsidiary which is a limited liability company of the Borrower solely to permit the members thereof to make payment of its federal and state income tax liability attributable to such limited liability company's taxable income, whether or not a Default or an Event of Default then or (II) any Subsidiary which is a limited liability company, distributions to members of any such Subsidiary solely to permit such members to make payment of their federal and state income tax liability attributably to such member's taxable income of such Subsidiary whether or not a Default or an Event of Default than exists) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, except that (A) except as otherwise approved by the Lenders, the Borrower may redeem the Series A Preferred Stock at any time on or prior to January 1, 1999 so long as (x) no Default or Event of Default has occurred and is continuing both before and after giving effect to such redemption and (y) the aggregate amount paid by the Borrower in connection with such redemption shall not exceed the lesser of (I) $6,000,000, and (II) the aggregate amount of any new equity issued by the Borrower from the date hereof through and including January 1, 1999, (B), in addition to distributions permitted pursuant to clause (a)(II) above,
                                                        --------------------
     any Subsidiary of the Borrower may declare and pay cash dividends and distributions to its equity holders and (C) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may redeem or purchase shares of its stock held by former employees of the Borrower or any of its Subsidiaries following their death, disability or the termination of their employment;

          (b) Borrower will not, and will not permit any of its Subsidiaries to:

              (i) make any payment or prepayment of principal of, or make any payment of interest on, any Subordinated Debt or on any put option granted to a holder of Subordinated Debt on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Subordinated Debt or such put option, or which would violate the subordination provisions of such Subordinated Debt or such put option, or while any Default or Event of Default exists and is continuing both before and after giving effect to such payment; or

               (ii) redeem, purchase or defease any Subordinated Debt other than Subordinated Debt held by a Provider or a Practice, so long as no Default or Event of Default exists or is continuing both before and after giving effect to such redemption, purchase or defeasance; and

          (c) Borrower will not, and will not permit any Subsidiary to, make any sinking fund payment or deposit for any of the foregoing purposes.

     SECTION 7.2.7. Capital Expenditures, etc.  The Borrower will not, and will
                    -------------------------
not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except Capital Expenditures during any Fiscal Year which do not aggregate in excess of the greater of an amount equal to (i) 50% of EBITDA for the previous Fiscal Year and (ii) $5,000,000.

     SECTION 7.2.8. Consolidation, Merger, etc.  The Borrower will not, and will
                    --------------------------
not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except:

          (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any Wholly-Owned Subsidiary of the Borrower or any Guarantor, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any Wholly-Owned Subsidiary of the Borrower or any Guarantor;

          (b) so long as no Default or Event of Default exists and is continuing or would occur after giving effect thereto, the Borrower or any Wholly-Owned Subsidiary of the Borrower may consummate a Permitted Acquisition; and

          (c) any Subsidiary may liquidate or dissolve into or merge with or into any other Person, provided that, after giving effect thereto (i) no Default or Event of Default shall exist or be continuing; (ii) the Net Worth of the surviving Person shall be at least equal to the Net Worth of the applicable Subsidiary immediately prior to the consummation of any such liquidation, dissolution or merger and (iii) the surviving Person shall assume all Obligations of the applicable Subsidiary under the Loan Documents.

     SECTION 7.2.9. Asset and Capital Stock Dispositions, etc.(a) The Borrower
                    -----------------------------------------
will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, unless:

               (a) such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business or is permitted by Section
                                                                 -------
          7.2.9(b); or
          --------

               (b) the net book value of such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed otherwise than in the ordinary course of business by the Borrower or any of its Subsidiaries pursuant to this clause since the Effective Date, does not exceed $100,000 (exclusive of the value of any transaction described in the preceding clause (i)).

          (b) the Borrower will not, and will not permit any of its Subsidiaries to, issue, sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity securities in the Borrower or any such Subsidiary (other than pursuant to this Agreement or any other Loan Document), including warrants, rights or options to acquire shares or other equity securities of the Borrower or any of its Subsidiaries; provided that, notwithstanding the foregoing, and so long as
                   --------
     no Default or Event of Default will result therefrom,:

               (i) (x) the Borrower may issue capital stock of the Borrower in connection with a Permitted Acquisition and (y) a Subsidiary of the Borrower may issue its capital stock in connection with a Permitted Equity Ownership Sale;

               (ii) the Borrower may issue common stock of the Borrower to a Provider upon the conversion of Subordinated Debt held by such Provider into common stock of the Borrower pursuant to the terms and conditions contained in the documentation governing such Subordinated Debt;

               (iii) the Borrower may issue common stock of the Borrower to holders of preferred stock of the Borrower in connection with the conversion of such preferred stock into common stock prior to, and/or in contemplation of, an IPO;

               (iv) the Borrower may issue common stock of the Borrower in connection with an IPO, provided, however, that the Borrower shall
                                  --------  -------
          have delivered a certified copy of each agreement, document or other instrument (including, without limitation, any registration statement and underwriting agreement) entered into by the Borrower in connection with such IPO;

               (v) the Borrower may issue capital stock, and related options, of the Borrower to any permitted participant under Borrower's stock incentive plan or to any permitted participant under any future stock incentive plans established by the Borrower and reasonably acceptable to the Agent;

               (vi) the Borrower may issue capital stock (or warrants, rights or options to purchase capital stock) of the Borrower so long as in connection with a private placement of its capital stock the consideration received by the Borrower in connection with such sale is
          (x) for fair market value (as determined by the Board of Directors of the Borrower) and (y) paid in immediately available funds;

               (vii) the Borrower may issue securities contemplated by the Securities Purchase Agreement, dated December 20, 1996, between the Borrower and the several purchasers thereto or pursuant to its Organizational Documents, in each case as in effect as of the date of this Agreement;

               (viii) the Borrower may issue its Series D preferred stock and additional preferred stock on terms no more favorable to the holders thereof with respect to rights to receive payments in cash than the holder of Series D preferred stock; and

               (ix) the Borrower may issue warrants to purchase its Series C and Series D preferred stock and its preferred stock permitted to be issued pursuant to the immediately preceding clause (viii).

To the extent the Required Lenders waive the provisions of this Section 7.2.9
                                                                -------------
with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 7.2.9, such Collateral shall be sold free and clear of
                  -------------
the Liens created by the Collateral Documents and, if requested by the Borrower, the Guarantor owner of such Collateral shall be released from the Guaranty, and the portion of the Collateral owned by such Guarantor shall be released from the Guarantor Security Agreement and the Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

     SECTION  7.2.10.  Modification of Certain Agreements. Except as otherwise
                       ----------------------------------
permitted pursuant to Section 7.1.7 hereof, the Borrower will not, and will not
                      -------------
permit any of its Subsidiaries to, consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, its Organizational Documents, any Service Agreement or Employment Agreement listed on Schedule 6.18, any document, once entered into, relating to a
          -------------
Permitted Acquisition, other than any amendment, supplement or other modification that conforms with applicable laws in all material respects and is not material or does not have an adverse effect on the Lenders as Lenders under the Loan Documents, or any document or instrument evidencing or applicable to any Subordinated Debt or any put option granted to the holders of Subordinated Debt, other than any amendment, supplement or other modification which extends the date or reduces the amount of any required repayment or redemption.

     SECTION 7.2.11.  Transactions with Affiliates.  The Borrower will not, and
                      ----------------------------
will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates (other than a Wholly-Owned Subsidiary) unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

     SECTION 7.2.12.  Negative Pledges, Restrictive Agreements, etc.  The
                      ---------------------------------------------
Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clause (b) of Section
                                                         ----------    -------
7.2.2 as in effect on the Effective Date or by clause (d) of Section 7.2.2 as to
-----                                          ----------    -------------
the assets financed with the proceeds of such Indebtedness) prohibiting:

          (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of any Credit Party to amend or otherwise modify this Agreement or any other Loan Document; or

          (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, distributions, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

     SECTION 7.2.13   Blue Ridge NovaMed, Inc.. Blue Ridge shall be subject to
                      ------------------------
all of the restrictions set forth in each negative covenant contained in Section
                                                                         -------
7.2  hereto, but shall not be entitled to any benefit set forth in any exception
----
to such restrictions.


                                  ARTICLE VII

                               EVENTS OF DEFAULT

     SECTION 8.1.     Listing of Events of Default.  Each of the following
                      ----------------------------
events or occurrences described in this Section 8.1 shall constitute an "Event
                                        -----------                      -----
of Default".
----------

     SECTION  8.1.1.  Non-Payment of Obligations.  The Borrower shall default in
                      --------------------------
the payment or prepayment when due of any principal of or interest on any Loan or any reimbursement obligation when due, or the Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any commitment fee or other fee or of any other Obligation.

     SECTION 8.1.2   Breach of Warranty.  Any representation or warranty of any
                     ------------------
Credit Party made or deemed to be made hereunder or in any other Loan Document executed by it, any Letter of Credit or any other writing or certificate furnished by or on behalf of any Credit Party to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document or Letter of Credit (including any certificates delivered pursuant to Article V)
                                                                      ---------
is or shall be incorrect when made in any material respect.

     SECTION 8.1.3.  Non-Performance of Certain Covenants and Obligations. Any
                     ----------------------------------------------------
Credit Party shall default in the due performance and observance of any of its obligations under Sections 7.1.1, 7.1.7, 7.1.8, 7.1.11, 7.1.12 or Section 7.2.
                  --------------  -----  -----  ------  ------    -----------

     SECTION 8.1.4.  Non-Performance of Other Covenants and Obligations.  Any
                     --------------------------------------------------
Credit Party shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Agent or any Lender.

     SECTION 8.1.5.  Default on Other Indebtedness.  A default shall occur in
                     -----------------------------
the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of any Credit Party having a principal amount,
             -------------
individually or in the aggregate, in excess of $200,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION 8.1.6.  Judgments.  Any judgment or order for the payment of money
                     ---------
in excess of $200,000 shall be rendered against any Credit Party and either:

          (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

          (b) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION 8.1.7.  Pension Plans.  Any of the following events shall occur
                     -------------
with respect to any Pension Plan:

          (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member reasonably would be expected to be required to make a contribution to such Pension Plan, or would reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $200,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

     SECTION 8.1.8.  Change of Control.  Any Change of Control shall occur.
                     -----------------

     SECTION 8.1.9.  Bankruptcy, Insolvency, etc.  Any Credit Party shall:
                     ---------------------------

          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, its debts as they become due;

          (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for such Credit Party or any property of such Credit Party, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for such Credit Party or for a substantial part of the property of such Credit Party, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower hereby expressly authorizes the Agent and each
     --------
     Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of such Credit Party, and, if any such case or proceeding is not commenced by such Credit Party, such case or proceeding shall be consented to or acquiesced in by such Credit Party or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower hereby expressly authorizes the
                  --------
     Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

          (e) take any action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10.  Impairment of Security, etc.  Any Loan Document, or any
                      ---------------------------
Lien granted thereunder, shall (except in accordance with its terms or pursuant to Section 7.2.9), in whole or in part, terminate, cease to be effective or
   -------------
cease to be the legally valid, binding and enforceable obligation of any Credit Party thereto; any Credit Party or any other party shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any

Loan Document or Lien granted thereunder; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

     SECTION 8.1.11.  Fraud and Abuse Laws.  Receipt by any Credit Party,
                      --------------------
Practice or Provider of a notice from a governmental authority or third party payor that it intends to disallow requested reimbursements, or intends to demand or demands adjustment or repayment of past reimbursements in excess of two percent (2%) of the gross revenues of the Borrower for the previous fiscal quarter respecting amounts submitted for reimbursement or collected by such Credit Party, Practice or Provider from participation in the Medicare, Medicaid or third party payor programs if the gross revenues (determined in accordance with GAAP) to such Credit Party arising from the affected Credit Party, Practice or Provider exceed one-half percent ( 1/2%) of the gross revenues (determined in accordance with GAAP) of the Borrower for the previous Fiscal Quarter.

     SECTION 8.1.12.  Certifications.  (i) Revocation, suspension or involuntary
                       --------------
cancellation or termination of any Medicare Certification, Medicare Provider Agreement, Medicaid Certification, Medicaid Provider Agreement or third party payor certification, if any, or agreement of or affecting any Credit Party, Practice or Provider, or (ii) the loss of any other permits, licenses, authorizations, certifications or approval from any federal, state or local governmental authority or termination of any contract with any such authority by a Credit Party, Practice or Provider, in either case which cancellation, revocation, suspension or termination, (x) continues for a period greater than 60 days and (y) results in the suspension or termination of operations of any Credit Party or Practice or in the failure of any Credit Party, Practice or Provider to be eligible to participate in Medicare, Medicaid or third party payor programs or to accept assignments of rights to reimbursement under Medicaid Regulations, Medicare Regulations or guidelines established by a third party payor, provided that any such events described in this Section 8.1.12
             --------                                        --------------
shall result either singly or in the aggregate in the termination, cancellation, revocation, suspension or material impairment of operations or rights to reimbursement which produce two percent (2%) or more of the Borrower's gross revenues (determined in accordance with GAAP).

     SECTION 8.1.13.  Service Agreements. (a) The termination of any Service
                      ------------------
Agreement by a Credit Party or Practice which, either individually, or when aggregated with other Service Agreements that have been terminated during the preceding twelve-month period (excluding for purposes hereof the termination of the Service Agreement for Smith Perry Eyecenter, S.C.) constitutes more than $1,500,000 in annual EBITDA of the Borrower; or (b) any Equity Provider or group of Equity Providers within a given Practice cease to be employed or otherwise retained by such Practice and such Equity Provider or group of Equity Providers accounted for either (x) 30% or more of the net revenues of the Practice with which such Equity Provider or group of Equity Providers was associated either individually or when aggregated with the net revenues of other Equity Providers who have left such Practice within the preceding twelve-month period or (y) 10% or more of the consolidated net revenues (either individually, or when aggregated with the net revenues of other Equity Providers who have ceased to be employed or otherwise retained by

Reporting Persons within the preceding twelve-month period) of the Borrower and its Subsidiaries, in each case for the twelve-month period immediately preceding the date of such termination.

     SECTION  8.2. Action if Bankruptcy.  If any Event of Default described in
                   --------------------
clauses (a) through (e) of Section 8.1.9 shall occur, the Revolving Commitments
-----------         ---    -------------
(if not theretofore terminated) and the obligation of the Letter of Credit Issuer to issue Letters of Credit shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION  8.3. Action if Other Event of Default.  If any  Event of Default
                   --------------------------------
(other than any Event of Default described in clauses (a) through (e) of Section
                                              -----------         ---    -------
8.1.9) shall occur for any reason, whether voluntary or involuntary, and be
-----
continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Revolving Commitments (if not theretofore terminated) and/or the obligation of the Letter of Credit Issuer to issue Letters of Credit to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Revolving Commitments shall terminate.

     SECTION  8.4. Letters of Credit.  In addition to the foregoing, following
                   -----------------
the occurrence and during the continuance of an Event of Default, so long as any Letter of Credit has not been fully drawn and has not been canceled or expired by its terms, upon demand by the Lenders, the Borrower shall deposit in an account (the "Letter of Credit Cash Collateral Account") maintained with
              ----------------------------------------
Northern in the name of the Agent, for the benefit of itself and the Lenders, cash in an amount equal to the aggregate undrawn face amount of all outstanding Letters of Credit and all fees and other amounts due or which may become due with respect thereto. The Borrower shall have no control over funds in the Letter of Credit Cash Collateral Account, which funds shall be invested by the Agent from time to time in its discretion in certificates of deposit of Northern having a maturity not exceeding thirty days. Such funds shall be promptly applied by the Agent to reimburse the Letter of Credit Issuer for drafts drawn from time to time under the Letters of Credit. Such funds, if any, remaining in the Letter of Credit Cash Collateral Account following the payment of all Obligations in full or the earlier termination of all Events of Default shall, unless the Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Borrower.


                                   ARTICLE IX

                                   THE AGENT

     SECTION  9.1. Actions.  Each Lender hereby appoints Northern as its Agent
                   -------
under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the

Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to such
                                                      --- ----
Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be
                                   --------  -------
liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or wilful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 9.2.  Funding Reliance, etc.  Unless the Agent shall have been
                   ---------------------
notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., Chicago time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrower severally, without duplication, agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

     SECTION 9.3.  Exculpation.  Neither the Agent nor any of its directors,
                   -----------
officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

     SECTION 9.4. Successor.  The Agent may resign as such at any time upon at
                  ---------
least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders, with, so long as no Default or Event of Default exists and is continuing, the consent of the Borrower, may appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of

          (i)     this Article IX shall inure to its benefit as to any actions
                       ----------
     taken or omitted to be taken by it while it was the Agent under this Agreement; and

          (ii)    Section 10.3 and Section 10.4 shall continue to inure to its
                  ------------     ------------
     benefit.

     SECTION 9.5. Loans by Northern.  Northern shall have the same rights and
                  -----------------
powers with respect to (x) the Loans made by it or any of its Affiliates, and
(y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Agent. Northern and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of Borrower as if Northern were not the Agent hereunder.

     SECTION 9.6. Credit Decisions.  Each Lender acknowledges that it has,
                  ----------------
independently of the Agent and each other Lender, and based on such Lender's review of the financial information of each Credit Party, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Revolving Commitment. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION 9.7.    Copies, etc.  The Agent shall give prompt notice to each
                     -----------
Lender of each notice or request required or permitted to be given to the Agent by any Credit Party pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by such Credit Party). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from any Credit Party for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.


                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     SECTION 10.1.   Waivers, Amendments, etc.  The provisions of this Agreement
                     ------------------------
and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such
                                          --------  -------
amendment, modification or waiver which would:

               (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

               (b)   modify this Section 10.1, change the definition of
                                 ------------
     "Required Lenders", increase the Revolving Commitment Amount or the
     -----------------
     Percentage of any Lender, reduce any fees described in Article III, change
                                                            -----------
     the schedule of repayments of Loans provided for in Section 3.1.2, release
                                                         -------------
     any Guarantor from its obligations pursuant to any Guaranty, release all or substantially all of the collateral security, except as otherwise specifically provided in any Loan Document or extend the Revolving Commitment Termination Date or Maturity Date shall be made without the consent of each Lender and each holder of a Note;

               (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan;

               (d) affect adversely the interests, rights or obligations of the Agent qua the Agent shall be made without consent of the Agent; or
               ---

          (e) modify Section 2.7 or 8.4 shall be made without the consent of the
                     -----------    ---
Letter of Credit Issuer.

No failure or delay on the part of the Agent, any Lender or the holder of any
Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Credit Party in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2.  Notices.  All notices and other communications provided to
                    -------
any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile transmission and addressed, delivered or transmitted to such party at its address, facsimile number transmission set forth below in
Schedule 10.2 hereto or set forth in the Lender Assignment Agreement or at such
-------------
other address, or facsimile transmission number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile transmission, shall be deemed given when transmitted, provided such notice is delivered or facsimile transmitted during regular business hours on a Business Day.

     SECTION 10.3.  Payment of Costs and Expenses.  The Borrower agrees to pay
                    -----------------------------
on demand all reasonable expenses of the Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agent and of local counsel, if any, who may be retained by counsel to the Agent) in connection with:

          (i) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

          (ii) the filing, recording, refiling or rerecording of any Security Document and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of such Security Document, and

          (iii) the preparation and review of the form of any document or instrument required by this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations. Notwithstanding anything contained herein to the contrary, the Borrower shall not be responsible for any costs or expenses incurred by the Agent or any Lender in connection with the transactions contemplated by either of Section 10.11(a) or 10.11(b) hereof.
                                           ----------------    --------

     SECTION 10.4.  Indemnification.  In consideration of the execution and
                    ---------------
delivery of this Agreement by each Lender and the extension of the Revolving Commitments and the making of the Loans, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified
                                                              -----------
Parties") free and harmless from and against any and all actions, causes of
-------
action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified
                                                                 -----------
Liabilities"), incurred by the Indemnified Parties or any of them as a result
-----------
of, or arising out of, or relating to:

          (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

          (ii) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Borrowing);
                                         ---------

          (iii) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower of all or any portion of the stock or assets of any Person, whether or not the Agent or such Lender is party thereto;

          (iv) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by Borrower or any of its Subsidiaries of any Hazardous Material; or

          (v) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 10.5.  Survival.  The obligations of the Borrower under Sections
                    --------                                         --------
4.3, 4.4, 4.5, 4.6 and 10.3 and 10.4, and the obligations of the Lenders under
     ---  ---  ---     ----     ----
Section 9.1, shall in each case survive any termination of this Agreement, the
-----------
payment in full of all Obligations and the termination of all Revolving Commitments. The representations and warranties made by the Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION 10.6.  Severability.  Any provision of this Agreement or any other
                    ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7.  Headings.  The various headings of this Agreement and of
                    --------
each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8.  Execution in Counterparts, Effectiveness, etc.  This
                    ---------------------------------------------
Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

     SECTION 10.9.  Governing Law; Entire Agreement.  THIS AGREEMENT, THE NOTES
                    -------------------------------
AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10. Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
                        --------  -------

          (i) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

          (ii) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.
                -------------

     SECTION 10.11.  Sale and Transfer of Loans and Note; Participations in
                     ------------------------------------------------------
Loans and Note. Each Lender may assign, or sell participations in, its Loans and
--------------
Revolving Commitment to one or more other Persons in accordance with this
Section 10.11.
-------------

     SECTION 10.11.a.  Assignments.  Any Lender:
                       -----------

          (i) with the written consent of the Agent and, provided no Event of Default then shall exist or be continuing, the Borrower (which consent shall not be unreasonably delayed or withheld) may at any time assign and delegate to one or more commercial banks or other financial institutions, and

          (ii) with notice to the Borrower and the Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or to any other Lender,

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans and
       ---------------
Revolving Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Revolving Commitment) in a minimum aggregate amount of $5,000,000 (or such lesser amount to the extent that after giving effect to such assignment such Lender's total Loans and Revolving Commitment is reduced to zero); provided, however, that any
                                                    --------  -------
such Assignee Lender will comply, if applicable, with the provisions contained in the penultimate sentence of Section 4.6, and provided further, however, that,
                               -----------      -------- -------  -------
the Borrower and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until:

          (iii) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender,

          (iv) such Assignee Lender shall have executed and delivered to the Borrower and the Agent a Lender Assignment Agreement, accepted by the Agent, and

          (v)    the processing fees described below shall have been paid.

From and after the date that the Agent accepts such Lender Assignment Agreement,
(x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Revolving Commitment and, if the assignor Lender has retained Loans and a Revolving Commitment hereunder, a replacement Note in the principal amount of the Loans and Revolving Commitment retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, that Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $3,000. Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void.
                             ---------------

     SECTION 10.11.b.  Participations.  Any Lender may at any time sell to one
                       --------------
or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in
                                     -----------
any of the Loans, its Revolving Commitment, or other interests of such Lender hereunder; provided, however, that:
           --------  -------

          (i)    no participation contemplated in this Section 10.11 shall
                                                       -------------
     relieve such Lender from its Revolving Commitment or its other obligations hereunder or under any other Loan Document,

          (ii) such Lender shall remain solely responsible for the performance of its Revolving Commitment and such other obligations,

          (iii) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

          (iv) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 10.1, and
                           ----------    ---    ------------

          (v)    the Borrower shall not be required to pay any amount under
     Section 4.6 that is greater than the amount which it would have been
     -----------
     required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a
------------  ---  ---  ---  ---  ---  ----     ----
Lender.

     SECTION 10.12.  Confidentiality.  The Lenders shall hold all non-public
                     ---------------
information (which has been identified as such by Borrower) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide
                                                                   ---- ----
transferee, participant or assignee or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that:
--------  -------

          (i) unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

          (ii)   prior to any such disclosure pursuant to this Section 10.12,
                                                               -------------
     each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing:

                 (1) to be bound by this Section 10.12; and
                                         -------------

                 (2) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 10.12; and
                        -------------

          (iii) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by any Credit Party.

     SECTION 10.13.  Other Transactions.  Nothing contained herein shall
                     ------------------
preclude the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.14.  Forum Selection and Consent to Jurisdiction.  ANY
                     -------------------------------------------
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR ANY CREDIT PARTY SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING
                               --------  -------
ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH SUCH CREDIT PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 10.15.  Waiver of Jury Trial.  THE AGENT, THE LENDERS AND THE
                     --------------------
BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     SECTION 10.16   Amendment and Restatement.
                     -------------------------

     (a) This Agreement amends and restates in its entirety the Credit Agreement, dated as of May 20, 1997, among the Borrower, the lenders party thereto and The Northern Trust Company, as agent (as amended through the date of this Agreement, the "Prior Loan Document") and, upon effectiveness of this Agreement the terms and provisions of the Prior Loan Document shall, subject to this Section 10.16, be superseded hereby and thereby.
     -------------

     (b) Notwithstanding the amendment and restatement of the Prior Loan Document by this Agreement, the Loans under, and as defined in, the Prior Loan Document ("Continuing Loans") owing to The Northern Trust Company by the Borrower remain outstanding as of the date hereof, constitute continuing Obligations hereunder and shall continue to be secured by the Collateral.

     The Continuing Loans and the Liens securing payment thereof shall in all respects be continuing, and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of the Continuing Loans. In furtherance of and without limiting the foregoing (i) all amounts owing with respect to the Continuing Loans, other than the principal amount thereof, but including, accrued interest, fees and expenses with respect to the Continuing Loans shall have been paid currently as the date hereof and (ii) from and after the date hereof, the terms, conditions, and covenants governing the Continuing Loans shall be solely as set forth in this Agreement, which shall supersede the Prior Loan Document in its entirety.

                                  *    *    *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              NOVAMED HOLDINGS INC.


                              By  /s/ Stephen J. Winjum
                                 _________________________________
                                 Title: President


                              THE NORTHERN TRUST COMPANY,
                              Individually as a Lender, as Letter of Credit Issuer and as Agent

                              By  /s/ Christopher J. Collins
                                 _________________________________
                                 Title: Second Vice President


                              PNC BANK, NATIONAL ASSOCIATION, as Agent and Individually as a Lender


                              By: /s/ Frank Taucher
                                 _________________________________
                                 Title: Second Vice President


                              LASALLE BANK NATIONAL ASSOCIATION


                              By: /s/ David Killpack
                                 _________________________________
                                 Title: Vice President

                  [TO AMENDED AND RESTATED CREDIT AGREEMENT]

                              FIRST AMENDMENT TO
                              ------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

          This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of December ___, 1998 is entered into by and among NOVAMED
 ---------
HOLDINGS INC., an Illinois corporation ("Company"), THE NORTHERN TRUST COMPANY
                                         -------
("Agent"), for itself as a Lender (as defined below) and as Agent for Lenders,
  -----
and the financial institutions signatory hereto ("Lenders"). Unless otherwise
                                                  -------
specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                   RECITALS
                                   --------

          WHEREAS, the Company, the Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement, dated as of May 20, 1997 and as amended and restated as of July 8, 1998 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and
                                                       ----------------

          WHEREAS, the Company, the Agent and the Lenders wish to enter into certain amendments to the Credit Agreement, all as more fully set forth herein;

          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          SECTION 1.     Amendment to the Credit Agreement.
                         ---------------------------------

               (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the dollar amount "$20,000,000" contained in the definition "Revolving Commitment Amount" and inserting in lieu thereof the dollar amount "$25,000,000".

          SECTION 2.     Representations and Warranties. The Company represents
                         ------------------------------
and warrants that:

               (a) the execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

               (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

               (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Company's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach, with respect to any such indenture, mortgage, deed of trust, lease, agreement or other instrument, would not reasonably be expected to have a Material Adverse Effect or has been waived by a written waiver, a copy of which has been delivered to the Agent on or before the date hereof; and

               (d) no Default or Event of Default will exist or result before and after giving effect to this Amendment.

          SECTION 3.     Reference to and Effect Upon the Credit Agreement.
                         -------------------------------------------------

               (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          SECTION 4.     Costs and Expenses. As provided in Section 10.03 of
                         ------------------                 -------------
the Credit Agreement, the Company agrees to reimburse the Agent for all reasonable, documented fees, costs and expenses, including the reasonable, documented fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

          SECTION 5.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                         -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

          SECTION 6.     Headings. Section headings in this Amendment are
                         --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          SECTION 7.     Counterparts. This Amendment may be executed in any
                         ------------
number of counterparts (including by facsimile), each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          SECTION 8.     Effectiveness. This Amendment shall become effective
                         -------------
upon receipt by the Agent of a fully executed copy of this Amendment.

                           [signature page follows]

   IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                             NOVAMED HOLDINGS INC.


                             By: /s/ Ronald G. Eidell
                                 ___________________________________________

                             Title: Executive Vice President Finance
                                 ___________________________________________

                             THE NORTHERN TRUST COMPANY, Individually and as
                             Agent


                             By:   /s/ Christopher J. Collins
                                   _________________________________________

                             Title: Second Vice President
                                    ________________________________________

                             PNC BANK, NATIONAL ASSOCIATION



                             By: /s/ Frank Taucher
                                 ___________________________________________

                             Title: Senior Vice President
                                    ________________________________________

                             [To First Amendment]

                        SECOND AMENDMENT AND CONSENT TO
                        -------------------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------


          This SECOND AMENDMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of May 21, 1999 is entered into by and
                 ---------
among NOVAMED HOLDINGS INC., an Illinois corporation ("Borrower"), THE NORTHERN
                                                       --------
TRUST COMPANY and PNC BANK, NATIONAL ASSOCIATION each as Agent (as hereinafter defined), and each for itself as a Lender (as defined below), and each as Agent for the Lenders, and the financial institutions signatory hereto ("Lenders").
                                                                   -------
Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

          WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement, dated as of May 20, 1997 and as amended and restated as of July 8, 1998 (as amended by that certain Letter Agreement dated as of November 1, 1998 and by that certain First Amendment dated as of December 23, 1998, and as the same may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and
                                                       ----------------

          WHEREAS, the Borrower, the Agent and the Lenders wish to enter into certain amendments to the Credit Agreement, all as more fully set forth herein;

          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          SECTION 1.     Amendments to the Credit Agreement.
                         ----------------------------------

          (A) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions "Adjusted Net Worth", "Agent", "Change In Control", "EBITDA",
                 ------------------    -----    -----------------    ------
"IPO", "Percentage", "Practice" and "Revolving Commitment Amount" in their
----    ----------    --------       ---------------------------
entirety and inserting each of the following definitions in appropriate alphabetical order:

          "Adjusted Net Worth" means at any time the sum of (a) Net Worth as of
           ------------------
     the date of determination, plus (b) consolidated Subordinated Debt as of
                                ----
     the date of determination, plus (c) all amounts charged against Net Worth
                                ----
     with respect to the accretion of the Series C and Series D preferred stock of Borrower, plus (d) any non-cash, non-recurring loss or negative net
                  ----
     income referred to in the last sentence of the definition of Net Income,

     minus (e) an amount equal to 25% of the book value of any equity securities
     -----
     issued by Borrower in connection with a Permitted Acquisition after the Effective Date and prior to the date of determination.

          "Agent" means (i)for funding purposes under the Loan Documents, PNC
           -----
     Bank, National Association; and (ii) for all other purposes under the Loan Documents, The Northern Trust Company.

          "Change of Control" means (a) any Person or any two or more Persons
           -----------------
     acting in concert (in any such case, excluding the Closing Date Stockholders and their Affiliates) acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of capital stock (or other securities convertible into such capital stock) of Borrower representing 35% or more of the combined voting power of all capital stock of Borrower entitled to vote in the election of directors, or (b) during any period of 12 consecutive calendar months, the ceasing of those individuals (the "Continuing Directors") who (i) were directors of Borrower, on the first
      --------------------
     day of each such period or (ii) subsequently became directors of Borrower, and whose initial election or initial nomination for election subsequent to that date was approved either by (A) a majority of the Continuing Directors then on the board of directors of the Borrower or (B) the shareholders who, in accordance with the provisions of the Articles of Incorporation of Borrower, are entitled to elect such director, to constitute a majority of the board of directors of the Borrower.

          "EBITDA" means, for any applicable computation period, Borrower's
           ------
     consolidated Net Income on a consolidated basis from continuing operations, plus (a) income and franchise taxes paid or accrued during such period, (b) interest expenses paid or accrued during such period, and (c) amortization and depreciation deducted in determining Net Income for such period. For the purpose of determining compliance with Section 7.2.4(b) and (c) and
                                                ------------------------
     Section 7.2.7, "EBITDA" shall be as adjusted pursuant to the formula
     -------------
     described in Schedule 2.
                  ----------

          "IPO" means a registered initial public offering by Borrower on Form
           ---
     S-1 filed with the Securities and Exchange Commission pursuant to a firm commitment underwriting agreement.

          "Percentage" means, relative to any Lender, the percentage set forth
           ----------
     opposite its name on Schedule 10.1 hereto or set forth in the Lender
                          -------------
     Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.
                                                  -------------

          "Practice" means a medical or ophthalmology practice, ambulatory
           --------
     surgery center or management service center, optometry practice, optical dispensory or optical laboratory, vision correction centers (including, without limitation, laser vision correction centers), companies that own, operate and/or manage vision correction centers (including, without limitation, laser vision correction centers), clinical research organizations or entities engaged in the provision of clinical research and/or sight management services to ophthalmic device and/or pharmaceutical companies, or reasonable extensions thereof (including any company which leases or sells equipment or provides services to any of the foregoing), at a single location or various locations. Whenever in this Agreement "Practice" is used in describing an acquisition by the Borrower or a Wholly-Owned Subsidiary of Borrower of equity interests, such reference is to the acquisition of the assets used in the operation of the Practice that can lawfully be acquired by the Borrower or a Wholly-Owned Subsidiary of Borrower or to the acquisition of the equity interests of a Person that owns, as of the time of purchase, only those assets that can be lawfully acquired by the Borrower or a Wholly-Owned Subsidiary of Borrower.

          "Revolving Commitment Amount" means, on any date, $35,000,000.  The
           ---------------------------
     Revolving Commitment Amount then in effect may be reduced from time to time pursuant to Section 2.2.
                 -----------

     (b)  Section 1.1 of the Credit Agreement is hereby further amended by
          -----------
adding the following new definition thereto:


          "Equity Provider" means any individual or group of individuals who had
           ---------------
     an equity interest in (i) a Practice acquired in a Permitted Acquisition, on the date of such Permitted Acquisition, or (ii) any other Practice with which the Borrower has a Service Agreement, on the date of the execution of any such Service Agreement."


     (c)  Section 1.1 of the Credit Agreement is hereby further amended by
          -----------
deleting clause (d) of the definition of "Permitted Acquisition" and inserting
         ----------
in lieu thereof the following new clause (d):
                                  ----------

          "(d) Borrower shall have delivered to the Agent, not later than 30 days after the closing of the acquisition (i) pro forma financial statements or certificates demonstrating continued compliance with all covenants in this Agreement following the inclusion of the target in Borrower's consolidated enterprise, (ii) a copy of the related acquisition agreement and Service Agreement and each Employment Agreement (all to the extent applicable) and (iii) a fully executed Agreed EBITDA Form in form and substance approved by the Agent."

     (d)  Section 3.2.1 of the Credit Agreement is hereby amended by deleting
          -------------
the percentage ".250%" contained in the definition of "Applicable Margin" appearing in said Section and inserting in lieu thereof the percentage ".375%".

     (e)  The definitions of "Level I" and "Level II" in Section 3.2.1 of the
                                                         -------------
Credit Agreement are hereby amended in their entirety by inserting in lieu thereof the following new definitions:

          "Level I" shall exist at any time the Senior Leverage Ratio is equal
           -------
     to or less than 3.00:1.0 but equal to or greater than 2.50:1.0.

          "Level II" shall exist at any time the Senior Leverage Ratio is less
           --------
     than 2.50:1.0 but equal to or greater than 2.00:1.0.

     (f)  Section 6.6 of the Credit Agreement is hereby amended in its entirety
          -----------
by inserting in lieu thereof the following new Section 6.6:
                                               -----------

          "SECTION  6.6  No Material Adverse Change.  Since December 31, 1998,
                         --------------------------
     there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries taken as a whole."

     (G)  Section 7.1.1 of the Credit Agreement is hereby amended in its
          -------------
entirety by (i) deleting clause (a) thereof and by relettering clauses (b)
                                                               -----------
through (j) thereof to reflect such deletion; (ii) by deleting the reference to
-----------
"June 30, 1998" therein and by inserting in lieu thereof "June 30, 1999"; and
(iii) by deleting clause (g) thereof in its entirety and by inserting in lieu
                ----------
thereof the following new clause (g):
                          ----------

          "(g) promptly after the sending or filing thereof, copies of all material reports which Borrower sends to any of its security holders, and all material reports and registration statements which Borrower or any of its Subsidiaries files with the Securities and Exchange Commission (including, without limitation, pursuant to Section 7.2.9(b)) or any
                                                 ----------------
     national securities exchange;"


     (h)  Section 7.2.4(b) of the Credit Agreement is hereby amended in its
          ----------------
entirety by inserting in lieu thereof the following new Section 7.2.4(b):
                                                        ----------------

          "(b) Its Senior Leverage Ratio as of the end of each Fiscal Quarter to be greater than 3.0:1.0."

     (i)  Section 7.2.5(b) of the Credit Agreement is hereby amended in its
          ----------------
entirety by inserting in lieu thereof the following new Section 7.2.5(b):
                                                        ----------------

          "(b)   Cash Equivalent Investments and cash, provided, however, that
                                                       --------  -------
     the balance maintained in any deposit account not subject to a Lien of the Agent shall not exceed $100,000 for a period of seven consecutive days;"

     (j)  Section 7.2.8 of the Credit Agreement is hereby amended in its
          -------------
entirety by inserting in lieu thereof the following new Section 7.2.8:
                                                        -------------

          "Section  7.2.8. Consolidation, Merger, etc.  Borrower will not, and
                           --------------------------
     will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except:

          (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any Wholly-Owned Subsidiary of the Borrower or any Guarantor, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any Wholly-Owned Subsidiary of the Borrower or any Guarantor;

          (b) so long as no Default or Event of Default exists and is continuing or would occur after giving effect thereto, the Borrower or any Wholly-Owned Subsidiary of the Borrower may consummate a Permitted Acquisition; and

          (c) any Subsidiary may liquidate or dissolve into or merge with or into any other Person, provided that, after giving effect thereto (i) no Default or Event of Default shall exist or be continuing; (ii) the Net Worth of the surviving Person shall be at least equal to the Net Worth of the applicable Subsidiary immediately prior to the consummation of any such liquidation, dissolution or merger and (iii) the surviving Person shall assume all Obligations of the applicable Subsidiary under the Loan Documents."

     (k)  Section 7.2.9 of the Credit Agreement is hereby amended in its
          -------------
entirety by inserting in lieu thereof the following new Section 7.2.9:
                                                        -------------

          "SECTION  7.2.9.  Asset and Capital Stock Dispositions, etc.  (a) the
                            -----------------------------------------
     Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, unless:

               (i) such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business or is permitted by Section
                                                                 --------
          7.2.9(b); or
          ---------

               (ii) the net book value of such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed otherwise than in the ordinary course of business by the Borrower or any of its Subsidiaries pursuant to this clause since the Effective Date, does not exceed $100,000 (exclusive of the value of any transaction described in the preceding clause (i)).

          (b) the Borrower will not, and will not permit any of its Subsidiaries to, issue, sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity securities in the Borrower or any such Subsidiary (other than pursuant to this Agreement or any other Loan Document), including warrants, rights or options to acquire shares or other equity securities of the Borrower or any of its Subsidiaries; provided that, notwithstanding the foregoing, and so long as
                   --------
     no Default or Event of Default will result therefrom,:

               (i) (x) the Borrower may issue capital stock of the Borrower in connection with a Permitted Acquisition and (y) a Subsidiary of the Borrower may issue its capital stock in connection with a Permitted Equity Ownership Sale;

               (ii) the Borrower may issue common stock of the Borrower to a Provider upon the conversion of Subordinated Debt held by such Provider into common stock of the Borrower pursuant to the terms and conditions contained in the documentation governing such Subordinated Debt;

               (iii) the Borrower may issue common stock of the Borrower to holders of preferred stock of the Borrower in connection with the conversion of such preferred stock into common stock prior to, and/or in contemplation of, an IPO;

               (iv) the Borrower may issue common stock of the Borrower in connection with an IPO, provided, however, that the Borrower shall
                                  --------  -------
          have delivered a certified copy of each agreement, document or other instrument (including, without limitation, any registration statement and underwriting agreement) entered into by the Borrower in connection with such IPO;

               (v) the Borrower may issue capital stock, and related options, of the Borrower to any permitted participant under Borrower's stock incentive plan or to any permitted participant under any future stock incentive plans established by the Borrower and reasonably acceptable to the Agent;

               (vi) the Borrower may issue capital stock (or warrants, rights or options to purchase capital stock) of the Borrower so long as in connection with a private placement of its capital stock the consideration received by the Borrower in connection with such sale is
          (x) for fair market value (as determined by the Board of Directors of the Borrower) and (y) paid in immediately available funds;

               (vii) the Borrower may issue securities contemplated by the Securities Purchase Agreement, dated December 20, 1996, between the Borrower and the several purchasers thereto or pursuant to its Organizational Documents, in each case as in effect as of the date of this Agreement;

               (viii) the Borrower may issue its Series D preferred stock and additional preferred stock on terms no more favorable to the holders thereof with respect to rights to receive payments in cash than the holder of Series D preferred stock; and

               (ix) the Borrower may issue warrants to purchase its Series C and Series D preferred stock and its preferred stock permitted to be issued pursuant to the immediately preceding clause (viii).

To the extent the Required Lenders waive the provisions of this Section 7.2.9
                                                                -------------
with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 7.2.9, such Collateral shall be sold free and clear of
                  -------------
the Liens created by the Collateral Documents and, if requested by the Borrower, the Guarantor owner of such Collateral shall be released from the Guaranty, and the portion of the Collateral owned by such Guarantor shall be released from the Guarantor Security Agreement and the Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing."

     (l)  Section 7.2.10 of the Credit Agreement is hereby amended in its
          --------------
entirety by inserting in lieu thereof the following new Section 7.2.10:
                                                        --------------

          "SECTION 7.2.10.   Modification of Certain Agreements.  Except as
                             ----------------------------------
     otherwise permitted pursuant to Section 7.1.7 hereof, Borrower will not,
                                     -------------
     and will not permit any of its Subsidiaries to, consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, its Organizational Documents, any Service Agreement or Employment Agreement listed on Schedule 6.18, any document,
                                                 -------------
     once entered into, relating to a Permitted Acquisition, other than any amendment, supplement or other modification that conforms with applicable laws in all material respects and is not material or does not have an adverse effect on the Lenders as Lenders under the Loan Documents, or any document or instrument evidencing or applicable to any Subordinated Debt or any put option granted to the holders of Subordinated Debt, other than any amendment, supplement or other modification which extends the date or reduces the amount of any required repayment or redemption."

     (m)  Section 8.1.13 of the Credit Agreement is hereby amended in its
          --------------
entirety by inserting in lieu thereof the following new Section 8.1.13:
                                                        --------------

          "SECTION 8.1.13.  Service Agreements. (a) The termination of any
                            ------------------
     Service Agreement by a Credit Party or Practice which, either individually, or when aggregated with other Service Agreements that have been terminated during the preceding twelve-month period (excluding for purposes hereof the termination of the Service Agreement for Smith Perry Eyecenter, S.C.) constitutes more than $1,500,000 in annual EBITDA of the Borrower; or (b) any Equity Provider or group of Equity Providers within a given Practice cease to be employed or otherwise retained by such Practice and such Equity Provider or group of Equity Providers accounted for either (x) 30% or more of the net revenues of the Practice with which such Equity Provider or group of Equity Providers was associated either individually or when aggregated with the net revenues of other Equity Providers who have left such Practice within the preceding twelve-month period or (y) 10% or more of the consolidated net revenues (either individually, or when aggregated with the net revenues of other Equity Providers who have ceased to be employed or otherwise retained by Reporting Persons within the preceding twelve-month period) of the Borrower and its Subsidiaries, in each case for the twelve-month period immediately preceding the date of such termination."

     (n) Each reference to "Parent" in any Loan Document shall be a reference to "Borrower".

     (o) Each reference to "New Parent" in any Loan Document shall be amended by either (i) deleting such reference in its entirety; or (ii) deleting such reference in its entirety and by inserting in lieu thereof the phrase "the Borrower", in each case as the context may so require.

     (p)  Schedule 2 to the Credit Agreement is hereby amended in its entirety
          ----------
by inserting in lieu thereof the new Schedule 2 attached hereto as Exhibit A.
                                     ----------                    ---------

          SECTION 2.     Consent.  The Lenders hereby consent to the migratory
                         -------
merger of the Borrower with and into NovaMed Eyecare, Inc., a Delaware corporation ("Eyecare") (the "Merger"); provided, (i) that no Default or Event
              -------         ------    --------
of Default will exist or result before and after giving effect to the Merger and
(ii) Borrower agrees to deliver to Agent, promptly upon receipt thereof, certified copies of each of (a) the merger agreement between Borrower and Eyecare; (b) the certificate of incorporation of Eyecare; (c) articles of incorporation and bylaws of Eyecare; (d) an incumbency certificate indicating the officers of Eyecare authorized to sign on behalf of Eyecare; (e) any resolutions adopted by either Borrower or Eyecare in connection with the Merger; and (f) any other documents which the Agent shall reasonably request in connection with the Merger or the IPO.

          SECTION 3.  New Lender.
                      ----------

          La Salle National Bank (the "New Lender") hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. New Lender further confirms and agrees that in becoming a Lender under the Credit Agreement and in making its Revolving Commitment and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, Agent or the other Lenders.

          Effective of the date of this Amendment the New Lender shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto.

          After giving effect to the foregoing the New Lender's Percentage for the purposes of the Credit Agreement is as set forth opposite its name on
Schedule 10.1 to this Amendment.

          SECTION 4.     Representations and Warranties.  The Borrower
                         ------------------------------
represents and warrants that:

               (a) the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

               (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

               (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach, with respect to any such indenture, mortgage, deed of trust, lease, agreement or other instrument, would not reasonably be expected to have a Material Adverse Effect or has been waived by a written waiver, a copy of which has been delivered to the Agent on or before the date hereof; and

               (d) no Default or Event of Default will exist or result before and after giving effect to this Amendment.

          SECTION 5.     Reference to and Effect Upon the Credit Agreement.
                         -------------------------------------------------

               (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          SECTION 6.     Costs and Expenses.  As provided in Section 10.03 of
                         ------------------                  -------------
the Credit Agreement, the Borrower agrees to reimburse the Agent for all reasonable, documented fees, costs and expenses, including the reasonable, documented fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

          SECTION 7.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

          SECTION 8.   Headings.  Section headings in this Amendment are
                       --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          SECTION 9.   Counterparts.  This Amendment may be executed in any
                       ------------
number of counterparts (including by facsimile), each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          SECTION 10.  Effectiveness.  This Amendment shall become effective
                       -------------
upon receipt by the Agent of a fully executed copy of (i) this Amendment and
(ii) Notes, for the account of each Lender.

          SECTION 11.  Amendment and Restatement of Credit Agreement.  The
                       ---------------------------------------------
Credit Agreement is hereby amended and restated to read as set forth on Annex A hereto.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                             NOVAMED HOLDINGS INC.


                             By: /s/ Ronald G. Eidell
                                 ----------------------------------------

                             Title:  Executive Vice President Finance
                                    -------------------------------------


                             THE NORTHERN TRUST COMPANY, Individually and as
                             Agent


                             By: /s/ Christopher J. Collins
                                 ----------------------------------------

                             Title:  Second Vice President
                                    -------------------------------------


                             PNC BANK, NATIONAL ASSOCIATION, Individually and as Agent


                             By: /s/ Frank Taucher
                                 ----------------------------------------

                             Title:  Senior Vice President
                                    -------------------------------------


                             LASALLE BANK NATIONAL ASSOCIATION


                             By: /s/ David Killpack
                                 ----------------------------------------

                             Title:  Vice President
                                    -------------------------------------

                             [TO SECOND AMENDMENT]

                                 SCHEDULE 10.1

---------------------------------------------------------------------------
            Bank                  Commitment Amount             Percentage
---------------------------------------------------------------------------
The Northern Trust Company           $12,500,000.00                  35.71%
---------------------------------------------------------------------------
PNC Bank, National
 Association                         $12,500,000.00                  35.71%
---------------------------------------------------------------------------
LaSalle Bank National                $10,000,000.00                  28.57%
 Association
---------------------------------------------------------------------------
          Totals                     $35,000,000.00                    100%
---------------------------------------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                                  Schedule 2
                                  ----------

                             AGREED EBITDA FORMULA
                             ---------------------


     For the purpose of determining compliance with Section 7.2.4.(b) and 7.2.4(c), "EBITDA" shall be defined as an amount equal to Combined Adjusted EBITDA as of the date of determination for the twelve- month period preceding the date of determination.

     The following terms when used in this Schedule 2 or in the Agreement have the following meanings:

     "Adjusted EBITDA" shall mean for each Fiscal Quarter, an amount equal to
      ---------------
either (x) EBITDA for a Reporting Person as of the end of such Fiscal Quarter or
(y) the Allocated EBITDA, if any, for such Reporting Person as of the end of such Fiscal Quarter.

     "Agreed EBITDA" shall mean with respect to each Practice acquired pursuant
      -------------
to a Permitted Acquisition, the EBITDA of such practice as agreed upon between Parent and the Agent prior to the consummation of the acquisition of such Practice by the Borrower and specified in the related Agreed EBITDA Form.

     "Agreed EBITDA FORM" shall mean the form attached as Annex A to this
      ------------------
Schedule 2.

     "Allocated EBITDA" shall mean, for each Fiscal Quarter, an amount equal to
      ----------------
the product of (x) Agreed EBITDA of a Reporting Person for such Fiscal Quarter multiplied by (y) the Allocated Percentage for such Reporting Person for such Fiscal Quarter.

     "Allocated Percentages" shall mean with respect to each Practice acquired
      ---------------------
pursuant to a Permitted Acquisition, the percentage for each Fiscal Quarter allocated to such Practice as agreed to between Parent and the Agent prior to the consummation of the acquisition of such Practice by the Borrower and specified in the related Agreed EBITDA Form.

     "Combined Adjusted EBITDA" shall mean for each Fiscal Quarter, (A) the
      ------------------------
aggregate amount of Adjusted EBITDA of each Reporting Person as of the end of such Fiscal Quarter as disclosed on a Quarterly EBITDA Certificate less (B) an amount equal to the (i) EBITDA calculated for each Reporting Person that has terminated its Service Agreement or (ii) terminated Provider EBITDA (as agreed to by the Borrower and the Agent) for any Provider having net revenues for the prior twelve-month period in excess of $1,000,000 that has ceased to be employed or otherwise retained by any Reporting Person. Provided that for purpose of clause (B) hereof, such determination shall be made within thirty days of the
----------
applicable termination.

                                      2-1

     "Quarterly EBITDA Certificate" shall mean the certificate attached as Annex
      ----------------------------
B to this Schedule 2.

                                      2-2

                                                                         ANNEX A


                              AGREED EBITDA FORM

                                 Date: ______


Name of Practice: ________________


I.   Allocated EBITDA

     A.   Agreed EBITDA for the 12 months ended       ____________:  ________

     B.   Allocation Percentages:   Quarter Ending:   __/__/__    ________
                                                      __/__/__    ________
                                                      __/__/__    ________
                                                      __/__/__    ________


NOVAMED EYECARE MANAGEMENT, LLC


By: ________________________

Title: _____________________


AGREED AND ACCEPTED

THIS _____ day of _____, ___:


THE NORTHERN TRUST COMPANY,
 as Agent

By: ___________________________

Title: ________________________

                                                                         ANNEX B



                         QUARTERLY EBITDA CERTIFICATE

                                  Date: ______


Name of Practice: ________________


I.   Allocated EBITDA

     A.    Agreed EBITDA for the 12 months ended      __________:  _______

     B.    Allocation Percentages:   Quarter Ending:  __/__/__     _______
                                                      __/__/__     _______
                                                      __/__/__     _______
                                                      __/__/__     _______

     C.    Allocated EBITDA:         Quarter Ending:  __/__/__     ________(a)
           (I.A. x I.B.)                              __/__/__     ________(b)
                                                      __/__/__     ________(c)
                                                      __/__/__     ________(d)

II.        ACTUAL EBITDA

                                     Quarter Ending:  __/__/__     ________(e)
                                                      __/__/__     ________(f)
                                                      __/__/__     ________(h)
                                                      __/__/__     ________(i)

III. TOTAL ADJUSTED EBITDA

     A.   Calculation               Quarter Ending:   __/__/__    ________
                                                      __/__/__    ________
                                                      __/__/__    ________
                                                      __/__/__    ________


     B.   Total                                                   ________


The undersigned certifies and warrants to the Agent and the Lenders that the contents of this certificate are true and accurate as of the date set forth above.



NOVAMED HOLDINGS, INC.


By: ________________________

Title: _____________________

        [LOGO OF NORTHERN TRUST APPEARS HERE]         The Northern Trust Company
                                                      50 South Lasalle Street
                                                      Chicago, Illinois 60675
                                                      USA
                                                      Tel 312.630.6000


                                                  November 1, 1998


NOVAMED HOLDINGS, INC.
980 North Michigan Avenue
Suite 1620
Chicago, Illinois 60611
Attention: John W. Lawrence, Jr.

Re: $20,000,000 Amended and Restated Credit Agreement, dated as of July 8, 1998, by and among NOVAMED HOLDINGS, INC. ("Borrower"), certain commercial lending institutions ("Lenders") and the Northern Trust Company as Agent ("Agent") (the "Agreement"; capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement).

Ladies and Gentlemen:

At your request, and subject to the following terms and conditions hereof, the Lenders agree to:

     (a) Waive any default, event of default or similar event arising (i) as a result of any failure to comply with the terms and conditions of Section 7.1.12 of the Agreement, and (ii) in connection with the Louisville Optical transaction consummated on September 24, 1998, provided that all items required to be delivered with the above referenced transaction shall have been duly delivered not later than December 2, 1998; and

     (b) Amend the provisions of the definition of "Interest Period" appearing on page 11 of the Agreement to insert between the phrases "and shall end on (but exclude)" and "the day which" appearing in the third line thereof the following additional language:

     "either (i) the day one week subsequent to such day, or (ii)"

The amendment and waiver contained herein shall (a) be effective only to the extent specifically set forth herein and shall not be construed to be a waiver of or consent to any further amendment to the Agreement, and (b) are expressly preconditioned upon the Borrower's representation and warranty to the Agent and the Lenders as of the date of this letter that after giving effect to the waiver and amendment herein, (i) no Event of Default (nor event which, with the passing time, or the giving of notice, or both, would

                                                      The Northern Trust Company

become an Event of Default) has occurred or is continuing under the Agreement;
(ii) the Borrower is in compliance with all covenants contained in the Agreement; and (iii) the representations and warranties of the Borrower set forth in the Agreement are true and correct on and of the date of this letter as though made on the date hereof.

Except as amended hereby, the provisions of the Agreement remain unwaived and unamended and in full force and effect. Nothing contained in this letter constitutes nor shall be construed to constitute any agreement or willingness of the Lenders to consent to any further waiver or amendment of the terms of the Agreement. Please confirm your agreement with and consent to the above amendment, terms and conditions and your making of the above representation and warranties by executing, as provided below, the three enclosed copies of this letter and returning two copies of this letter to us, signed as provided herein and addressed to the attention of the undersigned on or prior to December 15, 1998 (after which date, if not so accepted, this offer of waivers and amendments shall be automatically revoked), and the amendment contained herein shall thereupon become effective as of the date hereof upon receipt by the Lenders and the Agent of such executed copies and shall become an agreement binding upon the Agent, the Lenders, the Borrower and their respective successors and assigns.

                                                 Very truly yours,

                                                 THE NORTHERN TRUST COMPANY,
                                                 As Agent and a Lender

                                                 By:/s/ Christopher J. Collins
                                                    ---------------------------
                                                 Its: SECOND VICE PRESIDENT
                                                     --------------------------

                                                 PNC BANK, National Association,
                                                 As a Lender


                                                 By: /s/ Frank Taucher
                                                    ----------------------------
                                                 Its: SECOND VICE PRESIDENT
                                                     ---------------------------

Acknowledged, accepted and agreed:

NOVAMED HOLDINGS, INC.,
As Borrower

By: /s/ Ronald G. Eidell
   -----------------------------------

Its: EXECUTIVE VICE PRESIDENT FINANCE
    ----------------------------------